UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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SIMPLICITY ESPORTS AND GAMING COMPANY
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SIMPLICITY ESPORTS AND GAMING COMPANY

7000 W. Palmetto Park Road, Suite 210

Boca Raton, Florida 33433

June 9, 2020

Dear Stockholders:

Simplicity Esports and Gaming Company is holding a Virtual Annual Meeting (the “Annual Meeting”) on Tuesday, June 23, 2020 at 10:00 a.m., Eastern Time. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting https://www.cstproxy.com/simplicityesports/2020. You will need to provide your 12-digit control number that is on your proxy card. The formal Notice of Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the Annual Meeting are described in the attached Notice of Annual Meeting and Proxy Statement. Holders of record of Simplicity’s common stock at the close of business on May 20, 2020 are entitled to vote at the Annual Meeting.

It is important that your views be represented. Even if you plan to virtually attend the Annual Meeting, please vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can cast your vote at the virtual Annual Meeting. If you vote by proxy and also participate in the virtual Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

We appreciate your investment and interest in Simplicity Esports and Gaming Company and urge you to cast your vote as soon as possible.

If you have any questions or need assistance voting your shares, please call Morrow Sodali LLC, which is assisting us, toll-free at (800) 662-5200.

Sincerely,

/s/ Jed Kaplan
Chief Executive Officer and interim Chief Financial Officer

SIMPLICITY ESPORTS AND GAMING COMPANY

7000 W. Palmetto Park Road, Suite 210

Boca Raton, Florida 33433

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that Simplicity Esports and Gaming Company, a Delaware corporation (“Simplicity”), will hold a Virtual 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, June 23, 2020, beginning at 10:00 a.m., Eastern Time, for the following purposes, which are described more fully in the accompanying Proxy Statement:

1.	To elect three directors nominated by Simplicity’s Board of Directors, based on the recommendation of Simplicity’s independent directors, to serve for a two-year term following approval by the stockholders at the Annual Meeting;

2.	To approve the amendment of Simplicity’s Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of Simplicity’s outstanding shares of common stock, par value $0.0001 per share, at a ratio of no less than 1-for-2 and no more than 1-for-10, with such ratio to be determined by the sole discretion of the Board of Directors, with any fractional shares being rounded up to the next higher whole share;

3.	To approve the amendment of the Certificate of Incorporation to increase the total number of authorized shares of Simplicity’s common stock from 20,000,000 to 36,000,000;

4.	To approve the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan;

5.	To hold a non-binding advisory vote on executive compensation;

6.	To hold a non-binding advisory vote on the frequency of executive compensation advisory votes;

7.	To ratify the appointment of Prager Metis CPAs, LLC as Simplicity’s independent registered public accounting firm for the fiscal year ending May 31, 2021; and

8.	To transact such other business as may properly come before the Annual Meeting and/or any adjournment thereof.

Simplicity’s Board of Directors has fixed the close of business on May 20, 2020 (the “Record Date”) as the record date for the determination of the stockholders entitled to vote at the Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

/s/ Jed Kaplan
Chief Executive Officer and interim Chief Financial Officer

June 9, 2020

Your vote is very important. Even if you plan to virtually attend the Annual Meeting, we hope that you will read the Proxy Statement and vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

SIMPLICITY ESPORTS AND GAMING COMPANY

7000 W. Palmetto Park Road, Suite 210

Boca Raton, Florida 33433

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Simplicity Esports and Gaming Company, a Delaware corporation (the “Company,” “Simplicity,” “we,” “our” or “us”), of proxies to be voted at our 2020 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on Tuesday, June 23, 2020, beginning at 10:00 a.m., Eastern Time, at https://www.cstproxy.com/simplicityesports/2020. You will need to provide your 12-digit control number that is on your proxy card to gain access to the Annual Meeting. The Board of Directors of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan to attend the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Annual Meeting.

This Proxy Statement, the Notice of Annual Meeting, and accompanying proxy are being furnished to holders of our common stock, par value $0.0001 per share, at the close of business on May 20, 2020 (the “Record Date”), the record date for the Annual Meeting. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Which items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.	To elect three directors nominated by the Company’s Board, based on the recommendation of the Company’s independent directors, to serve for a two-year term following approval by the stockholders at the Annual Meeting;

2.	To approve the amendment of Simplicity’s Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of Simplicity’s outstanding shares of common stock, par value $0.0001 per share, at a ratio of no less than 1-for-2 and no more than 1-for-10, with such ratio to be determined by the sole discretion of the Board of Directors, with any fractional shares being rounded up to the next higher whole share (the “Reverse Stock Split”);

3.	To approve the amendment of the Certificate of Incorporation to increase the total number of authorized shares of Simplicity’s common stock from 20,000,000 to 36,000,000 (the “Authorized Share Increase”);

4.	To approve the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “2020 Plan”);

5.	To hold a non-binding advisory vote on executive compensation;

6.	To hold a non-binding advisory vote on the frequency of executive compensation advisory votes;

7.	To ratify the appointment of Prager Metis CPAs, LLC (“Prager”) as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021; and

8.	To transact such other business as may properly come before the Annual Meeting and/or any adjournment thereof.

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How does the Board recommend I vote on each of the proposals presented in this Proxy Statement?

The Board recommends a vote FOR the election of each of the director nominees to be members of the Board; FOR each of Proposals 2, 3, 4, 5 and 7; and FOR every three years as the frequency for the Company’s executive compensation advisory vote (Proposal 6).

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date are entitled to receive the Notice of Annual Meeting and to vote their shares of common stock at the Annual Meeting. Holders of our common stock are entitled to one vote for each share of common stock held of record on the Record Date.

How many shares of common stock are outstanding?

As of the Record Date, there were 8,537,195 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting.

What is the difference between holding common stock as a stockholder of record and as a beneficial owner?

If your common stock is registered in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental Stock”), you are the “stockholder of record” of those shares. The Notice of Annual Meeting, this Proxy Statement and any accompanying materials have been provided directly to you by Simplicity.

If your shares of common stock are held through a broker, bank or other holder of record, you hold your common stock in “street name” and you are considered the “beneficial owner” of those shares of common stock. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your common stock by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.

If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Our management believes that Proposal 7 (ratification of the appointment of Prager as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposal 7. However, Proposals 1 through 6 are non-routine matters for which brokers do not have authority to vote your shares at the Annual Meeting if you do not provide instructions on how to vote your shares. Therefore, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted on all proposals at the Annual Meeting.

How do I vote?

You can vote your shares in one of two ways: either by proxy or in person (virtually) at the Annual Meeting. If you choose to vote by proxy, you may do so via the Internet or by telephone, or by signing and returning the proxy card enclosed therein. Each of these procedures is explained below. Even if you plan to attend the Annual Meeting, the Board recommends that you vote by proxy so your shares of common stock will be voted as directed by you if you are unable to attend the Annual Meeting.

Because many stockholders will not attend the virtual Annual Meeting personally, it is necessary that a large number of stockholders be represented by proxy. By following the procedures for voting via the Internet or by telephone, or by signing and returning the enclosed proxy card, your shares can be voted at the Annual Meeting in the manner indicated. If you sign and return your proxy card, but do not specify how you want your shares to be voted, they will be voted, in accordance with the Board’s recommendation on Proposals 1 through 7, and with respect to any other matter that may be presented at the Annual Meeting, in the discretion of the proxy holders named in your proxy card.

Voting via the Internet

You can vote your shares via the Internet by accessing https://www.cstproxy.com/simplicityesports/2020 and following the instructions contained on that website. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the Internet, you do not need to mail a proxy card.

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Voting by Telephone

You can vote your shares by telephone by calling the number provided on the voting website (https://www.cstproxy.com/simplicityesports/2020) and on the proxy card. The telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the telephone, you do not need to mail a proxy card.

Voting by Mail

You can vote by mail by filling out the enclosed proxy card and returning it per the instructions on the card.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	Giving written notice to the Corporate Secretary of the Company;

●	Delivering a valid, later-dated proxy in a timely manner; or

●	Voting at the virtual Annual Meeting.

If you are a beneficial owner of common stock, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares of common stock for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

Where can I find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional Form 8-K with the SEC to disclose the final voting results.

What is a quorum for the Annual Meeting?

The presence of the holders of 4,268,598 shares of common stock, in person or by proxy at the Annual Meeting, representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum. If you have returned valid proxy instructions or attend the virtual Annual Meeting, your common stock will be counted for the purpose of determining whether there is a quorum. Proxies that are marked “abstain” and proxies relating to “street name” common stock that are returned to us but marked by brokers as “not voted” will be treated as shares of common stock present for purposes of determining the presence of a quorum on all matters. If there is no quorum, the chairman of the Annual Meeting may adjourn the Annual Meeting to another date. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

What are broker non-votes?

Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares of common stock in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (i) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (ii) the bank, broker or other nominee lacks discretionary voting power to vote the common stock. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of the common stock.

On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Proposals 1 through 6 are non-routine items. If you do not give your broker instructions with regard to each of these proposals, brokers will not be permitted to vote your shares of common stock at the Annual Meeting in relation to such proposals.

Our management believes that Proposal 7 (ratification of the appointment of Prager as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposal 7. Nevertheless, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted at the Annual Meeting.

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How many votes are required to approve each of the proposals presented in this Proxy Statement, and how are votes counted?

Proposal 1

With respect to Proposal 1 (election of directors), directors shall be elected by a plurality of the votes cast (meaning that the three director nominees who receive the highest number of shares voted “for” their election are elected). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Proposals 2 and 3

With respect to Proposal 2 (Reverse Stock Split proposal) and Proposal 3 (Authorized Share Increase proposal), adoption of each of the proposals requires the affirmative vote of a majority of our outstanding shares entitled to vote on the respective proposal (meaning that the number of shares voted “for” a proposal must exceed 50% of the number of outstanding shares entitled to vote on the proposal). You may vote “for,” “against” or “abstain” from voting on each of Proposals 2 and 3. Abstentions and broker non-votes will have the effect of a vote “against” such proposals.

Proposals 4, 5 and 7

With respect to each of Proposals 4 (2020 Plan approval proposal), 5 (non-binding advisory vote on executive compensation proposal) and 7 (ratification of auditors), adoption of each of the proposals requires the affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). With respect to each of Proposals 4, 5 and 7, you may vote “for,” “against” or “abstain” from voting on each such proposal. Abstentions will have the effect of a vote “against” the respective proposal. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote for Proposals 4, 5 and 7.

Proposal 6

With respect to Proposal 6 (non-binding advisory vote on the frequency of executive compensation advisory votes), the frequency of the advisory vote (every one, two or three years) receiving the greatest number of votes will be considered the frequency recommended by stockholders. With respect to Proposal 6, you may vote every “one year,” “two years,” or “three years” or “abstain” from voting on Proposal 6. If you “abstain” from voting with respect to Proposal 6, your vote will have no effect on this proposal. Broker non-votes will have no effect on the vote for Proposal 6.

How will my common stock be voted at the Annual Meeting?

At the Annual Meeting, the Board (the persons named in the proxy card or, if applicable, their substitutes) will vote your shares of common stock as you instruct. If you submit a proxy but do not indicate how you would like to vote your common stock, your shares will be voted as the Board recommends, which is as follows:

●	FOR Proposal 1 (election of directors proposal);

●	FOR Proposal 2 (Reverse Stock Split proposal);

●	FOR Proposal 3 (Authorized Share Increase proposal);

●	FOR Proposal 4 (2020 Plan approval proposal);

●	FOR Proposal 5 (non-binding advisory vote on executive compensation proposal);

●	Every Three Years on Proposal 6 (non-binding advisory vote on the frequency of executive compensation advisory votes); and

●	FOR Proposal 7 (ratification of auditors).

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What happens if stockholders approve one or more proposals but not others?

Approval of any one proposal is not dependent on stockholders approving any other proposal. Therefore, if stockholders approve one proposal, but not others, the approved proposal would still take effect. For example, if stockholders approve the Reverse Stock Split proposal, but do not approve the Authorized Share Increase proposal, the Reverse Stock Split proposal would still be deemed approved by stockholders. Note, however, that the Board of Directors may determine, in its sole discretion, not to effect the Reverse Stock Split (and/or the Authorized Share Increase. In addition, Proposal 5 (non-binding advisory vote on executive compensation proposal) and Proposal 6 (non-binding advisory vote on the frequency of executive compensation advisory votes) are non-binding advisory votes only and will not overrule any decision by the Board or require the Board to take any action. Also, if Proposal 7 (ratification of auditors) is not approved, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

Who will pay for the cost of the Annual Meeting and this proxy solicitation?

We will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Morrow a fee of $8,500. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our directors and officers will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can I contact if I have questions?

If you have questions, you may write or call Morrow, our proxy solicitor:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: WINR.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

Officers, Directors and Director Nominees

Our Board is comprised of nine directors, divided into two classes—Class I and Class II—with only one class of directors being elected in each year and each class serving a two-year term. Four of the directors are designated as Class I directors, and five are designated as Class II directors. However, as of June 9, 2020, there is a Class II Board vacancy. In addition, Suhel Kanuga, one of our current Class II directors, has informed management that he does not intend to stand for reelection at the Annual Meeting. Accordingly, as of the date of the Annual Meeting, the Board will have two vacancies. The Board is conducting a search for replacement directors to fill the vacancies. Once suitable replacements are found, they will serve as Class II directors until the 2022 annual meeting of stockholders.

Jed Kaplan, William H. Herrmann, Jr., Max Hooper and Suhel Kanuga currently serve as the Class II directors, with terms expiring at the 2020 Annual Meeting. Donald R. Caldwell, Roman Franklin, Edward Leonard Jaroski and Frank Leavy serve as the Class I directors, with terms expiring at the 2021 annual meeting of stockholders. Our Board has determined in its business judgment that five of our directors (Messrs. Caldwell, Herrmann, Jaroski, Leavy and Dr. Hooper) are independent. Although we are not currently a listed issuer, our Board has evaluated and determined director independence in accordance with the NYSE American rules for U.S. Companies, the Sarbanes-Oxley Act and related SEC rules.

Based on the recommendation of the Company’s independent directors, the Board recommends a vote FOR Messrs. Kaplan, Herrmann and Dr. Hooper. If re-elected, Messrs. Kaplan, Herrmann and Dr. Hooper will serve until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified, or their earlier death, resignation or removal. If any of these nominees is unavailable for election, an event which the Board does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board.

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Vote Required

Directors shall be elected by a plurality of the votes cast (meaning that the three director nominees who receive the highest number of shares voted “for” their election are elected). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF MESSRS. KAPLAN, HERRMANN AND DR. HOOPER.

Below is biographical and other information about the nominees for election as director and each current director whose term continues after the Annual Meeting, including information concerning the particular experience, qualifications, attributes and/or skills that led the independent directors and the Board to determine that the nominee should serve as a director, or each director should continue to serve as a director, as the case may be.

Class II Directors—Terms Expiring in 2020 and Standing for Re-election at the Annual Meeting

Name	Age	Positions with the Company and Biography
Jed Kaplan	55

Chief Executive Officer, interim Chief Financial Officer and Class II Director

Mr. Kaplan has been a member of our Board of Directors since December 31, 2018 and our sole Chief Executive Officer since February 8, 2019. From December 31, 2018 to February 8, 2019, Mr. Kaplan served as our co-Chief Executive Officer. He founded and serves as the Chief Executive Officer of Shearson Financial Services, a FINRA-registered broker dealer, since May 1995. As a natural leader possessing a passion for sports management, Mr. Kaplan has been involved in a wide variety of professional sports ventures. Most recently Mr. Kaplan successfully sold the NBA G League Team, Iowa Energy to the Minnesota Timberwolves. Currently Mr. Kaplan is also a minority owner of both the Memphis Grizzlies and Swansea City of the English Championship League. Mr. Kaplan’s insight, vision and knowledge are all represented as an appointed founding member of the NBA G League leadership committee. Mr. Kaplan graduated from City University of New York in 1989 with a Bachelor of Business Administration degree.

The Company believes Mr. Kaplan’s strong expertise in the financial services and sports management industries qualifies him to serve on its Board of Directors.

William H. Herrmann, Jr.	73

Class II Director

Mr. Herrmann has been an independent member of our Board of Directors since October 2017. Mr. Herrmann has over 40 years of experience in financial services, and insurance and investment planning industries. Presently, Mr. Herrmann is the Owner of Herrmann & Associates, a financial services firm affiliated with Hudson Heritage Capital Management Inc., a Registered Investment Advisor since February 15, 2006. Mr. Herrmann has also served as Director of Steward Funds, since 2011, and presently serves as its lead independent director. Mr. Herrmann serves as the Chairman of the Nominating and Corporate Governance Committee of Steward Funds. He previously served as the Chairman of the Contracts Committee of Steward Funds. Mr. Herrmann is also a Director of Church Capital Fund, where he serves as the Chairman of the Nominating and Corporate Governance Committees. Mr. Herrmann is also a Trustee of LuLu Shriners Investment Advisory Committee and the Chairman of Beta Rho Property Company. Mr. Herrmann holds a B.A. from the University of Pennsylvania, and an MBA from Temple University, and holds the Chartered Life Underwriter (CLU) designation from American College. Mr. Herrmann holds Series 7, 63, and 65 securities licenses as well as insurance licenses in multiple states.

We believe Mr. Herrmann’s experience in financial services and the investment planning industry qualify him to serve on our Board of Directors.

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Name	Age	Positions with the Company and Biography
Max Hooper	72

Class II Director

Dr. Hooper, who has been an independent member of our Board of Directors since August 16, 2017, serves as Managing Director of Merging Traffic, a web-based crowdsourcing portal, since September 2015 and Head of Investment Banking and Senior Vice President of Triloma Securities, a subsidiary of Triloma Financial Group LLC, since January 2016. Dr. Hooper is also the founder and owner of Partners Advisory Group and Partners Capital Group, two financial advisory firms since January 2014. Since February 2018, Dr. Hooper’s primary focus has been as Managing Director/CEO of Managing Traffic and co-owner of Triloma Financial Group. Prior to that, Dr. Hooper was co-founder of Equity Broadcasting Corporation, a media company that owned and operated more than one hundred television stations across the United States. Dr. Hooper is an accomplished entrepreneur and has started multiple businesses in technology/internet, lodging, and services industries. Dr. Hooper has served on the investment committee of several venture capital and angel funds, and has completed “work out” transactions as a Certified Debt Arbitrator representing banks and private transactions. Dr. Hooper also has prior experience with SPACs such as transaction structuring, administration, research, and execution. Dr. Hooper has earned five doctorate degrees from a variety of institutions.

We believe Dr. Hooper’s expertise in investment, management and mergers and acquisitions over various industries qualify him to serve on our Board of Directors.

Class I Directors—Terms Expiring in 2021

Name	Age	Positions with the Company and Biography
Donald R. Caldwell	72

Chairman of the Board and Class I Director

Mr. Caldwell, who has been an independent director and the Chairman of our Board of Directors since August 16, 2017, is an experienced investor, co-founded Cross Atlantic Capital Partners, Inc., a venture capital management company, where he has served as its Chairman and Chief Executive Officer since 1999. At Cross Atlantic Capital Partners, Inc., Mr. Caldwell has raised four investment funds totaling over $500 million of committed capital and is responsible for the firm’s operations, building the investment team, and growing the Cross Atlantic franchise through fundraising, network development, and deal flow generation. Prior to founding Cross Atlantic Capital Partners, Inc. in March 1999, Mr. Caldwell was President and Chief Operating Officer of Safeguard Scientifics, Inc. (NYSE: SFE) (“Safeguard”) from 1996 to 1999, where he also previously served as Executive Vice President from 1993 to 1996. In addition to his service on our Board, Mr. Caldwell currently serves on the board of directors of three public companies: InsPro Technologies Corporation (OTC: ITCC) since 2008, where he serves as chairman of the board and member of the audit committee; Lightning Gaming, Inc., since June 2015, where he serves as a director and chairman of the audit committee; and Quaker Chemical Corporation (NYSE: KWR) since 1997, where he serves as lead director, as chairman of the executive committee and member of the compensation and audit committees; Mr. Caldwell was previously a member of the board of directors of Diamond Cluster International, Inc. from 1994 to 2010 and has served as a director for several private companies and non-profit organizations, including software and money management firms as well as the Pennsylvania Academy of the Fine Arts and the Committee for Economic Development. Mr. Caldwell is a Certified Public Accountant (Retired) and holds a Bachelor of Science degree from Babson College and a Master of Business Administration from the Graduate School of Business at Harvard University.

We believe Mr. Caldwell’s deep financial, entrepreneurial and business expertise and extensive experience as a member of the boards and board committees of other public companies qualifies him to serve on our Board of Directors.

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Name	Age	Positions with the Company and Biography
Roman Franklin	36

President and Class I Director

Mr. Franklin has been a member of our Board of Directors since August 16, 2017 and our President since December 31, 2018. Mr. Franklin was Chief Investment Officer of SMC Global USA from March 2016 until December 31, 2016, and prior, President of Franklin Financial Planning from 2005 to 2016. Roman Franklin is a 16-year veteran of the financial services industry. By the age of 22 he held FINRA Series 7, Series 66, and Life, Health, and Variable Insurance Licenses. In 2005, he founded a fee-only registered investment advisory firm. In 2008, he was one of the youngest recipients of the National Association of Financial Advisors (“NAPFA”) Registered Financial Advisor (RFA) designation. In 2015, he was elected as a Board Member of the NAPFA, South Region Board of Directors, overseeing more than a dozen states from Texas, to Florida, to North Carolina. Mr. Franklin has experience in domestic and international investment, and has been involved in multiple business transactions tied to India, including the sale of a 50% equity stake in his wealth management business to Indian financial services firm SMC. Mr. Franklin holds a Bachelor of Science degree in Management from Barry University and an M.B.A. in Finance from the Graduate School of Business at Stetson University. His civic organization roles include School Advisory Council for Volusia County Schools, City of DeLand Economic Development Committee, and the Boys’ and Girls’ Clubs of Central Florida.

We believe Mr. Franklin’s strong expertise in finance and international and domestic business transactions qualifies him to serve on our Board of Directors.

Edward Leonard Jaroski	72

Class I Director

Mr. Jaroski has been an independent member of our Board of Directors since October 2017. Mr. Jaroski was the founder of Fixed Income Portfolio Manager at Capstone Asset Management Company and has served as its President and Chief Executive Officer since 1987. Mr. Jaroski has been Chairman, Chief Executive Officer and President of various Capstone/Steward Funds in the fund complex from 1987 through 2016. Mr. Jaroski was at Tenneco Financial Services from 1981 to 1987, where he was the Executive Vice President. He started his career at Philadelphia Life Insurance Company as Manager of Investments in 1969, where he served until 1981 and also served as its Vice President of Finance. He also served as a Director of Philadelphia Life Asset Management Company. Mr. Jaroski holds the insurance industry professional designations of Chartered Life Underwriter, Charter Financial Consultant and Fellow Life Management Institute. He holds a B.B.A. degree in Accounting from Temple University.

We believe Mr. Jaroski’s experience in investments and asset management qualify him to serve on our Board of Directors.

Frank Leavy	66

Class I Director

Mr. Leavy has been an independent member of our Board of Directors since August 16, 2017. Since 2007, Mr. Leavy has been the Senior Vice President and Director of Finance and Administration for Blake’s All Natural Foods, a manufacturer of “better for you” frozen entrees. Prior to that, he held various financial officer positions at member companies of Group Rossignol, a world leading company in the winter sports industry. Specifically, he was Controller of Rossignol Ski Company from 1982 to 2006 and Vice President of Finance of Skis Dynastar, Inc. and Skis Dynastar Canada from 2000 to 2006. He also served as Chief Operating Officer at Roger Cleveland Golf Company, a subsidiary of Group Rossignol from 1999 to 2000 and was elected a director of the company from 2003 to 2005. Mr. Leavy holds a Bachelor of Arts degree from the College of the Holy Cross and a Master of Science degree in accounting from the Graduate School of Professional Accounting at Northeastern University.

We believe Mr. Leavy’s extensive experience in corporate finance qualify him to serve on our Board of Directors.

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There are no family relationships among any of the Company’s directors or executive officers.

Our officers and directors are well qualified as leaders. In their prior positions they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Our officers and directors also have experience serving on boards of directors and board committees of other public companies and private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies.

Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Board.

Corporate Governance

Board Committees and Director Independence

Our common stock is presently quoted on the OTCQB under the symbol “WINR.” Our warrants issued in connection with our initial public offering in August 2017 are currently listed on OTCQB under the symbol “WINRW.” Under the rules of the OTCQB, we are not required to maintain a majority of independent directors on our Board and we are not required to establish committees of the Board consisting of independent directors. However, we intend to apply to list our common stock and our warrants on a national securities exchange. In order to list our common stock and our warrants on a national securities exchange, we are required to comply with listing standards relating to corporate governance, requiring, among other things, that:

●	A majority of our Board consist of “independent directors” as defined by the applicable rules and regulations of the relevant national securities exchange;

●	The compensation of our executive officers to be determined, or recommended to the Board for determination, by independent directors constituting a majority of the independent directors of the Board in a vote in which only independent directors participate or by a compensation committee comprised solely of independent directors;

●	That director nominees to be selected, or recommended to the Board for selection, by independent directors constituting a majority of the independent directors of the Board in a vote in which only independent directors participate or by a nomination committee comprised solely of independent directors; and

●	Establishment of an audit committee with at least three independent directors as well as composed entirely of independent directors, where at least one of the independent directors qualifies as an audit committee financial expert under SEC rules and as a financially sophisticated audit committee member under the listing rules of the national securities exchange.

In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. Our Board has determined in its business judgment that each of Messrs. Caldwell, Leavy, Jaroski, Herrmann and Dr. Hooper is independent. Although we are not currently a listed issuer, our Board has determined director independence in accordance with the NYSE American rules for U.S. Companies, the Sarbanes-Oxley Act and related SEC rules. Therefore, a majority of the members of our Board of Directors is independent.

Committees of the Board of Directors

Our Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. Both our Audit Committee and our Compensation Committee are composed solely of independent directors. Each of these committees operates pursuant to a written charter setting forth the functions and responsibilities of the committee, which may be reviewed on our website at www.ggsimplicity.com and are also available to stockholders in print upon request.

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Audit Committee

Messrs. Caldwell, Leavy and Dr. Hooper will serve as members of our Audit Committee. Mr. Caldwell serves as chairman of the Audit Committee. Under national securities exchange listing standards and applicable SEC rules, we are required to have three members of the Audit Committee, all of whom must be independent. Messrs. Caldwell, Leavy and Dr. Hooper are independent.

Each member of the Audit Committee is financially literate and our Board of Directors has determined that Mr. Caldwell qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the Audit Committee include:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee held two meetings during the fiscal year ended May 31, 2020.

Compensation Committee

The members of our Compensation Committee are Messrs. Caldwell, Jaroski and Dr. Hooper. Mr. Caldwell serves as chairman of the Compensation Committee. We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

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●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the relevant national securities exchange, if the Company’s common stock is listed thereon, and the SEC. Neither the Compensation Committee nor management engaged a compensation consultant to provide advice or recommendations on the amount or form of executive and director compensation during the fiscal year ended May 31, 2020.

The Compensation Committee meets at least once each fiscal year to determine and recommend to the Board for approval the compensation packages for executive officers in light of the Company’s compensation philosophy and objectives. The Compensation Committee considers recommendations from the Chief Executive Officer as to compensation for each executive officer based upon their performance against Company and personal objectives, other than himself. The Compensation Committee has full responsibility to recommend to the independent directors of the Board the compensation package of the Chief Executive Officer and the named executive officers. The Compensation Committee may not delegate its authority regarding executive compensation.

The Compensation Committee held two meetings during the fiscal year ended May 31, 2020 and acted by unanimous written consent on one occasion.

Director Nominations

We do not have a standing nominating committee. In accordance with the listing standards of national securities exchanges, a majority of the independent directors may recommend a director nominee for selection by the Board of Directors. The Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Caldwell, Jaroski, Leavy and Herrmann, and Dr. Hooper. All such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election. Our stockholders that wish to nominate a director for election to the Board of Directors should follow the procedures set forth in our bylaws.

We have not formerly established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Separation of Chairman of the Board and Chief Executive Officer Positions

Consistent with the Company’s bylaws, the roles of Chairman of the Board and Chief Executive Officer may be separated. The Board has determined that it is appropriate at this time to separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles, and to better serve the interests of the stockholders. The Chief Executive Officer, in conjunction with senior management, is responsible for developing and recommending to the Board the strategic direction for the Company, and for the day-to-day leadership of the Company, and he is responsible, together with senior management, for the overall performance of the Company, with such performance measurement based on operating and strategic plans ratified at various times by the Board.

In carrying out his responsibilities, the Chairman preserves the distinction between management and Board oversight by maintaining management’s responsibility for: (i) developing and frequently updating corporate strategy, and recommending such strategy to the Board for critique and ratification, (ii) taking such actions as necessary to minimize risks to the Company and the stockholders, and (iii) the overall performance of the Company.

The Board believes that there are advantages to the separate Chairman and Chief Executive Officer positions, including:

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●	Enhanced communications and relations between the Board, the Chief Executive Officer and other members of senior management,

●	Assisting the Board in reaching consensus on particular strategies and policies, and

●	Facilitating robust director, Board and Chief Executive Officer evaluation processes.

During the fiscal year ended May 31, 2020, the Board held six meetings. Each of our directors attended at least 75% of all the meetings of the Board and those committees on which he or she served during the fiscal year ended May 31, 2020, either in person or telephonically. The Board of Directors encourages all members to attend stockholder meetings, but has not adopted a formal policy regarding attendance. The Company did not hold an annual stockholder meeting during the fiscal year ended May 31, 2019; however, all of the Company’s directors attended the 2018 annual stockholders meeting.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We previously filed a copy of our form of Code of Ethics as an exhibit to our registration statement on Form S-1 (File 333-219251). You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, we will provide a copy of the Code of Ethics to you without charge upon request. In order to request a copy of the Code of Ethics, please write to Simplicity Esports and Gaming Company, 7000 W. Palmetto Park Road, Suite 210, Boca Raton, Florida 33433, Attention: Corporate Secretary, or call (855) 345-9467. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See “Where You Can Find Additional Information.”

Limitation on Liability and Indemnification of Officers and Directors

Our third amended and restated certificate of incorporation, as amended, provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our restated certificate provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the Delaware General Corporation Law (the “DGCL”).

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our third amended and restated certificate. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust account for any reason whatsoever. Accordingly, any indemnification we provide to our officers and directors will only be able to be satisfied by us if we have sufficient funds outside of the trust account.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

The Board’s Role in Risk Oversight

Although our management is primarily responsible for managing our risk exposure on a daily basis, our Board of Directors oversees the risk management processes. Our Board, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, our Audit Committee supports our Board in discharging its oversight duties and addresses risks inherent in its area.

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Communications with the Board of Directors

Stockholders may communicate directly with the Board of Directors, as a group, or any individual director by submitting written correspondence addressed to the Board or an individual director at Simplicity Esports and Gaming Company, 7000 W. Palmetto Park Rd., Suite 505, Boca Raton, FL 33433. All communications are relayed to the appropriate Board member or members.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act of the 1934 Act, as amended (the “Exchange Act”), requires our officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that except as set forth herein, no Section 16(a) reporting persons failed to timely file their required Section 16(a) reports during the year fiscal ended May 31, 2020. During the fiscal year ended May 31, 2020, (i) K2 Principal Fund, L.P., a 10% stockholder, failed to timely file its Form 3, and failed to timely file one Form 4 relating to five transactions; (ii) Polar Asset Management Partners, Inc., a 10% stockholder, failed to timely file one Form 4 relating to six transactions and one Form 4 relating to one transaction; (iii) Mr. Kaplan failed to timely file one Form 4 relating to one transaction; (iv) Mr. Franklin failed to timely file two Form 4s, each relating to one transaction; and (v) Mr. Hooper failed to timely file one Form 4 relating to one transaction.

Director Compensation

During the fiscal year ended May 31, 2020 and currently, each non-employee director, other than our Chairman of the Board, receives a grant of 10,000 shares of the Company’s common stock as compensation for services as a member of the Board. Our Chairman of the Board receives an annual grant of 20,000 shares of the Company’s common stock in exchange for his services in that capacity. During the fiscal year ended May 31, 2020, executive officers who are also directors do not receive any additional compensation for their services as directors. Compensation for members of the Board is reviewed annually by the Compensation Committee. The Compensation Committee may not delegate its authority regarding director compensation, and, except as described above, no executive officer plays a role in determining the amount of director compensation. The Compensation Committee considers the amount of time directors dedicate to Company matters and the need to attract and retain qualified directors when determining Board compensation.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in the past two fiscal years ended May 31, 2019 for:

●	our principal executive officer or other individual serving in a similar capacity, and

●	our two most highly compensated executive officers, other than our principal executive officer, who were serving as corporate officers at May 31, 2019.

For definitional purposes, these individuals are sometimes referred to as the “named executive officers.”

2019 Summary Compensation Table (1)

Name and Principal Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)	Total ($)
Jed Kaplan,	5/31/2019	$-	$-	$72,000	(2)	$-	$-	$72,000
Chief Executive Officer and interim Chief Financial Officer	5/31/2018	$-	$-	$-		$-	$-	$-

Roman Franklin,	5/31/2019	$41,666	$-	$21,600	(2)	$-	$-	$63,266
President	5/31/2018	$-	$-	$-		$-	$-	$-

Steven Grossman,	5/31/2019	$26,042	$-	$14,400	(2)	$-	$-	$40,442
Former President, Simplicity Esports, LLC (3)	5/31/2018	$-	$-	$-		$-	$-	$-

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(1)	For the fiscal year ended May 31, 2020, neither Messrs. Kaplan nor Franklin will receive any base salary, bonus, option awards or other compensation that would be reportable in the “All Other Compensation” column for the fiscal year ended May 31, 2020. During the fiscal year ended May 31, 2020, the Company granted 120,000 and 36,000 restricted shares of common stock to Mr. Kaplan and Mr. Franklin, respectively. The aggregate grant date fair value (computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“Topic 718”)) of the restricted stock granted to Mr. Kaplan and Mr. Franklin during the year ended May 31, 2020 and the assumptions used to determine the aggregate grant date fair value of the restricted stock will be reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(2)	Represents the aggregate grant date fair value for all restricted stock granted to the named executive officers in the fiscal year indicated, computed in accordance with Topic 718. Assumptions used to determine the aggregate grant date fair value of the restricted stock include a per share grant date fair value of $0.60, based on the closing stock price of the Company’s common stock as reported on OTC Markets on March 27, 2019, the grant date.

(3)	Mr. Grossman resigned as President of Simplicity Esports LLC on February 1, 2020. He will not be deemed to be a named executive officer for the fiscal year ending May 31, 2020.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table sets forth information on outstanding options and stock awards held by the named executive officers as of May 31, 2019.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units Of Stock that Have Not Vested (#) (1)	Market Value Of Shares Or Units of Stock That Have Not Vested ($) (1)
Jed Kaplan	-	-	$	N/A	N/A	-	$	N/A

Roman Franklin	-	-	$	N/A	N/A	-	$	N/A

Steven Grossman	-	-		N/A	N/A	-	$	N/A

2019 Option Exercises and Stock Vested Table

The following table sets forth the vesting of restricted stock during the fiscal year ended May 31, 2019 for the named executive officers:

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Jed Kaplan	120,000	$72,000

Roman Franklin	36,000	$21,600

Executive Officer Compensation

The Company intends to develop an executive compensation program that is consistent with its existing compensation policies and philosophies, which are designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate and retain individuals who contribute to the long-term success of the Company.

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Decisions on the executive compensation program will be made by the Compensation Committee. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the Compensation Committee. The executive compensation program actually adopted will depend on the judgment of the members of the Compensation Committee and may differ from that set forth in the following discussion.

We anticipate that decisions regarding executive compensation will reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. We anticipate that the Compensation Committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

We anticipate that compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term incentive compensation in the form of share-based awards, if any.

Base Salary

Our Compensation Committee will determine base salaries and manage the base salary review process, subject to existing employment agreements.

Annual Bonuses

We intend to use annual cash incentive bonuses for the executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. We expect that, near the beginning of each year, the Compensation Committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers.

Stock-Based Awards

We intend to use stock-based awards to reward long-term performance of the executive officers. We believe that providing a meaningful portion of the total compensation package in the form of stock-based awards will align the incentives of its executive officers with the interests of its stockholders and serve to motivate and retain the individual executive officers. Stock-based awards will be awarded under the 2020 Plan, which has been adopted by our Board of Directors and is being submitted to our shareholders for approval at the special meeting in lieu of an annual meeting.

Executive Employment Agreements

On December 31, 2018, the Company entered into an employment agreement with Jed Kaplan, pursuant to which the parties agreed that he would serve as the Co-Chief Executive Officer of the Company until March 31, 2019, at which point he would automatically become the sole Chief Executive Officer of the Company. Mr. Kaplan shall not receive a salary or other monetary compensation and in lieu thereof he shall receive an equity grant of 10,000 shares of common stock per month, which shares shall be fully vested upon grant. The terms of the employment agreement relating to this equity grant were amended on March 27, 2019. See “—Restricted Stock Awards to Certain Officers” below. Mr. Kaplan shall also be eligible to receive a quarterly bonus in the form of cash or equity shares, and shall be entitled to participate in the Company’s employee benefit plans. The term of Mr. Kaplan’s employment agreement is for an initial one-year term, which shall automatically renew for successive one-year terms unless either party provides 60 days’ advance written notice of its intention not to renew the agreement at the conclusion of the then applicable term. The term of the employment agreement may be terminated by the Company with or without cause or by Mr. Kaplan with or without good reason, as such terms are defined therein.

On December 31, 2018, the Company also entered into an employment agreement with Roman Franklin, pursuant to which the parties agreed that he would serve as the President of the Company. During the term of his employment agreement, Mr. Franklin shall receive (i) a monthly base salary of $8,333.33 and (ii) an equity grant of 3,000 shares of Common Stock per month, which shares shall be fully vested upon grant. The terms of the employment agreement relating to this equity grant were amended on March 27, 2019. See “—Restricted Stock Awards to Certain Officers” below. Mr. Franklin shall also be eligible to receive a quarterly bonus in the form of cash or equity shares, and shall be entitled to participate in the Company’s employee benefit plans. The term of Mr. Franklin’s employment agreement is for an initial one-year term, which shall automatically renew for successive one-year terms unless either party provides 60 days’ advance written notice of its intention not to renew the agreement at the conclusion of the then applicable term. The term of the employment agreement may be terminated by the Company with or without cause or by Mr. Franklin with or without good reason, as such terms are defined therein.

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On December 31, 2018, the Company also entered into an employment agreement with Steven Grossman, pursuant to which he shall continue to serve as the President of Simplicity Esports, LLC. During the term of his employment agreement, Mr. Grossman shall receive (i) a monthly base salary of $5,208.33 and (ii) an equity grant of 2,000 shares of Common Stock per month, which shares shall be fully vested upon grant. The terms of the employment agreement relating to this equity grant were amended on March 27, 2019. See “—Restricted Stock Awards to Certain Officers” below. Mr. Grossman shall also be eligible to receive a quarterly bonus in the form of cash or equity shares, and shall be entitled to participate in Company’s employee benefit plans. The term of Mr. Grossman’s employment agreement is for an initial one-year term, which shall automatically renew for successive one-year terms unless either party provides 60 days’ advance written notice of its intention not to renew the agreement at the conclusion of the then applicable term. The term of the employment agreement may be terminated by the Company with or without cause or by Mr. Grossman with or without good reason, as such terms are defined therein. Mr. Grossman resigned as President of Simplicity Esports LLC on February 1, 2020 and no further obligations exist under his employment agreement.

Each of the employment agreements contain customary non-competition and non-solicitation covenants for a period of one year after the termination of the executive’s employment.

Restricted Stock Awards to Certain Officers

As described above, the Company entered into an employment agreement with each of Messrs. Kaplan, Franklin and Grossman on December 31, 2018. Each agreement provided for the grant of a certain number of shares of restricted stock per month, which shares would be fully vested upon grant. On March 27, 2019, the Company and each of Messrs. Kaplan, Franklin and Grossman entered into a Restricted Stock Award Agreement.

Pursuant to the terms of Mr. Kaplan’s Restricted Stock Award Agreement, the Company granted all of the shares of restricted stock that were to be awarded pursuant to his employment agreement (120,000 shares) on March 27, 2019. Such shares vest over a nine-month period as provided in Mr. Kaplan’s Restricted Stock Award Agreement.

Pursuant to the terms of Mr. Franklin’s Restricted Stock Award Agreement, the Company granted all of the shares of restricted stock that were to be awarded pursuant to his employment agreement (36,000 shares) on March 27, 2019. Such shares vest over a nine-month period as provided in Mr. Kaplan’s Restricted Stock Award Agreement.

Pursuant to the terms of Mr. Grossman’s Restricted Stock Award Agreement, the Company granted all of the shares of restricted stock that were to be awarded pursuant to his employment agreement (24,000 shares) on March 27, 2019. Such shares vest over a nine-month period as provided in Mr. Kaplan’s Restricted Stock Award Agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Audit Committee must review and approve any related person transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director; and

●	whether the transaction would present an improper conflict of interest for any director or executive officer.

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Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so requested by the chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

Founder Shares

On May 31, 2017, we issued 1,437,500 shares of our common stock to the Sponsor (the “Founder Shares”) in exchange for a capital contribution of $25,000. On September 13, 2017, 137,500 Founder Shares were forfeited by the Sponsor upon the partial exercise of the underwriters’ over-allotment option.

In 2019, the Company sold an aggregate of 987,500 units (the “Units”) at a purchase price of $2.00 per Unit to 12 accredited investors in exchange for receipt of $1,975,000. Each unit consists of (i) one share of common stock, and (ii) a 5-year warrant to purchase one share of common stock at a purchase price of $4.00 pre-reverse split.

The Founder Shares are identical to the shares of common stock included in the Units and holders of Founder Shares have the same stockholder rights as public stockholders, except that (i) the Founder Shares and the shares of common stock underlying the Units are subject to certain transfer restrictions, and (ii) the Sponsor has entered into a letter agreement, pursuant to which it has agreed (A) to waive its redemption rights with respect to the Founder Shares, and the shares of common stock underlying the Units and the public units in connection with the completion of a business combination and (B) to waive its rights to liquidating distributions from the trust account with respect to the Founder Shares and the shares of common stock underlying the private placement units if the Company fails to complete a business combination within 12 months from the closing of the IPO (or up to 21 months from the closing of the IPO if the Company extends the period of time to consummate a business combination).

With certain limited exceptions, the Founder Shares are not transferable, assignable or salable (except to the Company’s officers and directors and other persons or entities affiliated with the Sponsor, each of whom will be subject to the same transfer restrictions) until the earlier of one year after the completion of an initial business combination or earlier of (i) subsequent to the Company’s business combination, the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial business combination, or (ii) the date following the completion of an initial business combination on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement Units

In addition, the Sponsor purchased, pursuant to a written agreement, an aggregate of 254,500 private placement units at $10.00 per private placement unit for proceeds of $2,545,000 in the aggregate in the private placement. This purchase took place on a private placement basis simultaneously with the completion of the initial public offering. This issuance was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On September 13, 2017, 7,000 additional private placement units were purchased by the Sponsor at $10.00 per Private Placement Unit upon the partial exercise of the underwriter’s over-allotment option.

Registration Rights

We have entered into a registration rights agreement with respect to the founder shares and private placement units (and their constituent securities). Pursuant to the registration rights agreement, we are required to register the founder shares and private placement units (and their constituent securities) for sale under the Securities Act. Holders of these securities are entitled to make up to three demands that we register certain of its securities held by them for sale under the Securities Act and to have the securities covered thereby registered for resale pursuant to Rule 415 under the Securities Act. In addition, these holders have the right to include their securities in other registration statements filed by us. We will bear the costs and expenses of filing any such registration statements.

Administrative Services

We agreed, commencing on the effective date of the Company’s initial public offering through the earlier of our consummation of a business combination or its liquidation, to pay the Sponsor a monthly fee of $10,000 for office space, utilities and secretarial and administrative support. For the three months ended November 30, 2018, we paid $30,080 which is presented as general and administrative expense on the accompanying statement of operations. In December 2018, this monthly administrative service fee agreement was terminated.

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Working Capital Loan

The Sponsor loaned us $201,707 in the aggregate, to be used for a portion of the expenses of the initial public offering and working capital purposes. The loan was non-interest bearing, unsecured and was due at the earlier of December 31, 2017 or the closing of the initial public offering. As of November 30, 2018, $120,089 of the Sponsor’s loan has been repaid. As of February 28, 2019, the balance of the Sponsor loan is $85,238. In August 2019, the outstanding balance on the Sponsor’s loan was forgiven.

Cash Balance

We maintain our cash balance at a financial services company that is owned by an officer of our company.

Related Officers

Jed Kaplan, our Chief Executive Officer, interim Chief Financial Officer and member of the Board, is the brother-in-law of Steven Grossman, the former President of our subsidiary, Simplicity Esports, LLC. Mr. Grossman ceased to be an executive officer of the Company effective February 1, 2020.

PROPOSAL 2—APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

General

We are asking stockholders to adopt and approve an amendment to our Certificate of Incorporation to effect the Reverse Stock Split of our issued and outstanding common stock (collectively, the “Reverse Stock Split Amendment”). On April 22, 2020, our Board of Directors unanimously approved and declared advisable the proposed Reverse Stock Split Amendment, and recommends that our stockholders adopt and approve the proposed Reverse Stock Split Amendment. If approved by stockholders, this Proposal 2 will authorize the amendment of our Certificate of Incorporation to effect the Reverse Stock Split at a ratio of no less than 1-for-2 and no more than 1-for-10, with such ratio to be determined by the sole discretion of the Board of Directors, with any fractional shares being rounded up to the next higher whole share.

Assuming stockholders approve the Reverse Stock Split Amendment, the effective date of the Reverse Stock Split will be determined at the sole discretion of the Board of Directors, and may occur as soon as the day of the Annual Meeting; provided, however, that in no event will the Reverse Stock Split become effective until it has been processed by the Financial Industry Regulatory Authority (“FINRA”). The effective date of the Reverse Stock Split will be publicly announced by Simplicity. The Board of Directors may determine, in its sole discretion, not to effect the Reverse Stock Split and not to file any amendment to our Certificate of Incorporation.

If we effect the Reverse Stock Split, then, except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the then-outstanding shares of common stock immediately following the Reverse Stock Split that such stockholder held immediately prior to the Reverse Stock Split. The par value of our common stock will remain unchanged at $0.0001 per share. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would be entitled to receive a fractional share as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional share.

If the proposed Reverse Stock Split Amendment is adopted and approved by our stockholders and the Board elects to effect the Reverse Stock Split, we will file a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State that sets forth the Reverse Stock Split Amendment and the Reverse Stock Split ratio as determined by the Board. The Certificate of Amendment will be effective immediately upon filing with the Delaware Secretary of State or such later time as is set forth therein. The Board also may determine in its discretion to abandon such amendment, and not effect the Reverse Stock Split.

Background and Reasons for the Reverse Stock Split

Our Board of Directors’ primary reason for approving and recommending the Reverse Stock Split is to increase the per share price of our common stock. Our Board of Directors believes that attaining and maintaining the stock price at higher levels will enable the Company to up-list to a national securities exchange and to achieve better access to capital, both of which are in the best interests of our company and its stockholders. Our Board of Directors further believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors. We believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost-effective investment for many investors, which should enhance the liquidity available to the holders of our common stock. Accordingly, we believe that approval of the Reverse Stock Split is in our company’s and our stockholders’ best interests.

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However, despite approval of the Reverse Stock Split by our stockholders and the implementation thereof by our Board of Directors, there is no assurance that our minimum bid price would be or remain following the Reverse Stock Split at a level high enough to enable us to up-list to a national securities exchange or to attract capital investment in our company.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, general market conditions and the market perception of our company, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

After undertaking a thorough analysis of the advisability of the Reverse Stock Split and considering the totality of the circumstances, our Board of Directors believes that it is fair to the stockholders of the Company, from a financial point of view, and in the best interests of us and our stockholders. The effectuation of the Reverse Stock Split is conditioned on our Board’s consideration of the totality of the circumstances.

Board Discretion to Implement the Reverse Stock Split

The Board believes that stockholder adoption and approval of the Reverse Stock Split at a ratio of no less than 1-for-2 and no more than 1-for-10 is in the best interests of our stockholders because it provides the Board and the Company with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split is implemented. If our stockholders approve this Proposal 2, the Board will implement the Reverse Stock Split only upon a determination that the Reverse Stock Split is in the best interests of the stockholders at that time. The Board will then select the ratio for the Reverse Stock Split within the range approved by stockholders that the Board determines to be advisable and in the best interests of the stockholders, considering relevant market conditions at the time the Reverse Stock Split is to be implemented. The factors that the Board may consider in determining the Reverse Stock Split ratio include, but are not limited to, the following:

●	The historical and projected trading price and trading volume of our common stock;
●	General economic and other related conditions prevailing in our industry and in the marketplace; and
●	Our ability to meet the minimum share price requirement of a national securities exchange.

The Board intends to select the Reverse Stock Split ratio that it believes will be most likely to achieve the anticipated benefits of the Reverse Stock Split described above. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the implementation of the Reverse Stock Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price. We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

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We cannot assure you that our listing application will be approved by a national securities exchange. Even if our stockholders adopt and approve the proposed Reverse Stock Split Amendment and the Reverse Stock Split is effected, there can be no assurance that we will meet the minimum share price requirement of a national securities exchange, that our listing application will be approved by a national securities exchange, or that, if listed, we will continue to be in compliance with continued listing criteria.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it may increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired result of increasing the marketability of our common stock.

Effects of the Reverse Stock Split

General

The principal effect of the Reverse Stock Split, if implemented by the Board, would be to proportionately decrease the number of issued and outstanding shares of our common stock based on the ratio selected by our Board, which will result in each stockholder owning a reduced number of shares of common stock after the effective date of the Reverse Stock Split. The actual number of shares issued and outstanding and ultimately owned by each stockholder after giving effect to the Reverse Stock Split, if implemented, would depend on the ratio for the Reverse Stock Split that is ultimately determined by our Board. The Reverse Stock Split would affect all holders of our common stock uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except that, as described below under “Mechanics of the Reverse Stock Split-Fractional Shares,” stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In addition, the Reverse Stock Split would not affect any stockholder’s proportionate voting power, subject to the treatment of fractional shares.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP, number, which is a number used to identify our common stock.

Effect on Capital Stock

Pursuant to our Certificate of Incorporation, our capital stock consists of 21,000,000 shares, of which 20,000,000 are shares of common stock, par value $0.0001 per share, and 1,000,000 are shares of preferred stock, par value $0.0001 per share. The proposed Reverse Stock Split will have no impact on the total authorized number of shares of common stock or preferred stock, or the par value of the common stock or preferred stock. See “Proposal 3—Approval of Amendment to Certificate of Incorporation to Increase Authorized Shares of Common Stock to 36,000,000,” however. As of the Record Date, there were no shares of preferred stock outstanding.

Effect on Warrants

Public Warrants and Private Warrants Issued Pursuant to August 16, 2017 Warrant Agreement

As of the Record Date, there were (i) 5,200,000 publicly issued warrants (“Public Warrants”) issued and outstanding under the Warrant Agreement, dated August 16, 2017, by and between Continental Stock and Simplicity (the “Warrant Agreement”), and (ii) 261,500 privately issued warrants (“Private Warrants” and together with the Public Warrants, the “Warrants”), issued and outstanding under the Warrant Agreement. These proxy materials do not constitute a notice of a meeting of the holders of Public Warrants or of the holders of Private Warrants, and no meeting of the holders of Public Warrants and/or Private Warrants will be held to consider any matter described herein.

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Pursuant to the terms of the Warrant Agreement, upon effectiveness of the Reverse Stock Split, the number of shares of common stock issuable on exercise of each Warrant will be decreased in proportion to the decrease in outstanding shares of common stock resulting from the Reverse Stock Split. In addition, the Warrant exercise price will be adjusted (to the nearest cent) by multiplying the Warrant exercise price immediately prior to the Reverse Stock Split by a fraction (x) the numerator of which will be the number of shares of common stock purchasable upon the exercise of the Warrants immediately prior to the Reverse Stock Split, and (y) the denominator of which will be the number of shares of common stock so purchasable immediately thereafter.

2017 Underwriter Warrants

As of the Record Date, there were 260,000 warrants issued to the underwriters of our 2017 initial public offering and outstanding. Upon effectiveness of the Reverse Stock Split, the number of shares of common stock issuable on exercise of each such warrant will be decreased in proportion to the decrease in outstanding shares of common stock resulting from the Reverse Stock Split. In addition, the warrant exercise price will be adjusted (to the nearest cent) by multiplying the warrant exercise price immediately prior to the Reverse Stock Split by a fraction (x) the numerator of which will be the number of shares of common stock purchasable upon the exercise of the warrants immediately prior to the Reverse Stock Split, and (y) the denominator of which will be the number of shares of common stock so purchasable immediately thereafter.

2019 Private Placement Warrants

As of the Record Date, 962,500 warrants had been issued pursuant to a private offering, beginning in February 2019, to accredited investors and were outstanding. Pursuant to the terms of such warrants, upon the effectiveness of the Reverse Stock Split, the exercise price of the warrants shall be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding treasury shares, if any) outstanding immediately before the Reverse Stock Split and of which the denominator shall be the number of shares of common stock outstanding immediately after the Reverse Stock Split, and the number of shares issuable upon exercise of the warrants shall be proportionately adjusted such that the aggregate exercise price of each warrant shall remain unchanged.

Effect on Series A-2 Exchange Convertible Note

Pursuant to the terms of the Maxim Holdings LLC Series A-2 exchange convertible note, dated November 20, 2018, upon the effectiveness of the Reverse Stock Split, the conversion price of the Note will be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding any treasury shares) outstanding immediately before the Reverse Stock Split, and of which the denominator shall be the number of shares of common stock outstanding immediately after the Reverse Stock Split. The initial conversion price of $1.93 will be automatically adjusted to the lower of (i) the conversion price then in effect, and (ii) the greater of the arithmetic average of the VWAP of our common stock in the five trading days prior to the notice of conversion and $0.50.

Accounting Matters

As a result of the Reverse Stock Split, at the effective time of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the Reverse Stock Split ratio chosen by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged. The historical earnings or loss per share of our common stock reported in all financial reports published after the effective date of the Reverse Stock Split will be restated to reflect the proportionate decrease in the number of outstanding shares of common stock for all periods presented so that the results are comparable.

Mechanics of the Reverse Stock Split

Holders of registered shares of our common stock that hold shares only in book-entry form do not need to take any action to receive post-Reverse Stock Split shares of our common stock in registered book-entry form. If you hold any shares in certificated form, you will receive separate instructions from our transfer agent. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of our common stock you then hold.

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If you hold your shares of common stock in street name, your broker, bank or other intermediary will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in street name in the same manner as registered holders; however, these brokers, banks or other intermediaries may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other intermediary, and you have any questions in this regard, we encourage you to contact your bank, broker or other intermediary.

If you hold any of your shares of our common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can deliver your stock certificates to the transfer agent and exchange them for shares of common stock held in book-entry form. We will not issue new certificates, and following the Reverse Stock Split, shares will be held only in book-entry form. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after your delivery to the transfer agent of the transmittal letter and your stock certificate(s), you will receive a transaction statement showing the post-Reverse Stock Splits shares of common stock you own in book-entry form. After the effective time of the Reverse Stock Split, any shares of common stock you hold in certificate from representing pre-split shares of common stock cannot be traded for value, other than in accordance with the exchange procedures described above, and cannot be used for either transfers or deliveries of your shares to other persons. Accordingly, you must exchange your stock certificates for shares held in book-entry form in order to trade your shares for value or to effect transfers or deliveries of your shares after the Reverse Stock Split.

As soon as practicable after the surrender to the transfer agent of any stock certificates, together with a properly completed and duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent will adjust its records to reflect that the shares of common stock represented by such stock certificates are held in book-entry form in the name of such person.

Fractional Shares

Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of our common stock to round up to the next whole share.

Effective Time

The effective time of the Reverse Stock Split, if the proposed Reverse Stock Split Amendment is adopted and approved by stockholders and the Reverse Stock Split is implemented at the direction of the Board, will be the date and time that the Certificate of Amendment effecting the amendment with the ratio selected by the Board is filed with the Delaware Secretary of State or such later time as is specified therein. Such filing may occur as soon as the day of the Annual Meeting or at any time prior to the 2021 annual meeting of stockholders; provided, however, that in no event will the Reverse Stock Split become effective until it has been processed by FINRA. The exact timing of the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to Simplicity and its stockholders, and the effective date will be publicly announced by Simplicity.

The Reverse Stock Split may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder adoption and approval of the Reverse Stock Split Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Reverse Stock Split. If the Certificate of Amendment implementing the Reverse Stock Split has not been filed with the Delaware Secretary of State on or before the date of the 2021 annual meeting of stockholders, the Board will be deemed to have abandoned the Reverse Stock Split.

Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

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Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to stockholders for U.S. federal income tax purposes. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date of this proxy statement, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders of our common stock that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, or any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Board intends the Reverse Stock Split to be treated as a “recapitalization” under Section 368(a)(1)(E) of the Code, although no assurances are provided in this regard. In such case, we should not recognize gain or loss in connection with the Reverse Stock Split. Also, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Holders of shares of our common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the effective time of the Reverse Stock Split.

Payments of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our common stock that does not otherwise establish an exemption must furnish on applicable IRS forms its taxpayer identification number and comply with the applicable certification procedures.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

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Vote Required

Under the DGCL, the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to adopt and approve the Reverse Stock Split Amendment. You may vote “for,” “against” or “abstain” from voting on Proposal 2. Abstentions and broker non-votes will have the effect of a vote “against” Proposal 2.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

PROPOSAL 3—APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED SHARES OF COMMON STOCK TO 36,000,000

We are asking stockholders to adopt and approve an amendment to our Certificate of Incorporation to effect the Authorized Share Increase (the “Authorized Share Increase Amendment”). On April 22, 2020, our Board of Directors unanimously approved and declared advisable the proposed Authorized Share Increase Amendment, and recommends that our stockholders adopt and approve the proposed Authorized Share Increase Amendment. If approved by stockholders, this Proposal 3 will authorize the amendment of our Certificate of Incorporation to effect the Authorized Share Increase from 20,000,000 shares of common stock to 36,000,000 shares of common stock.

Assuming stockholders approve the Authorized Share Increase Amendment, the effective date of the Authorized Share Increase will be determined at the sole discretion of the Board of Directors, and may occur as soon as the day of the Annual Meeting. The effective date of the Authorized Share Increase will be publicly announced by Simplicity. The Board of Directors may determine, in its sole discretion, not to effect the Authorized Share Increase and not to file any amendment to our Certificate of Incorporation.

Our Board believes it is in Simplicity’s best interests to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions and business combinations, as well as other general corporate transactions. The Board believes that additional authorized shares of common stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us, in addition to proceeding with a proposed offering of certain of our securities. On April 10, 2020, we filed a registration statement on Form S-1 (the “Registration Statement”) with the SEC relating to a firm commitment underwritten offering (the “Offering”) of units (the “Units”), each of which consists of one share of our common stock and one warrant to purchase one share of our common stock. The Offering also includes the shares of common stock issuable from time to time upon exercise of the warrants, as well as a 15% overallotment option and 5% underwriter warrant coverage. We intend to use the net proceeds from the Offering to fund the expansion of our operations by the acquisition and/or build-out of new gaming center locations, strategic acquisition of other companies, products or technologies, working capital and general corporate purposes. The amounts that we actually spend for any specific purpose may vary significantly, and will depend on a number of factors including, but not limited to, the pace of progress of our research and development, market conditions, and our ability to qualify vendors. In addition, we may use a portion of any net proceeds of the Offering to acquire complementary compounds; however, we do not have plans for any acquisitions at this time.

The information in the preliminary prospectus that forms a part of the Registration Statement is not complete and may be changed. The Units may not be sold until the Registration Statement is effective. This Proxy Statement is not an offer to sell the Units, and it is not soliciting an offer to buy the Units, in any jurisdiction where the offer or sale is not permitted.

Except as set forth herein, we do not have any definitive plans, arrangements, understandings or agreements regarding the issuance of the additional shares of common stock that will result from adoption of the proposed Authorized Share Increase Amendment. We are not asking stockholders to approve the Offering or the issuance of any securities in connection with the Offering or otherwise. Rather, we are asking stockholders to approve the Authorized Share Increase Amendment which, if approved by stockholders, will authorize the amendment of our Certificate of Incorporation to effect the Authorized Share Increase from 20,000,000 shares of common stock to 36,000,000 shares of common stock.

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Except as otherwise required by law, the newly authorized shares of common stock will be available for issuance at the discretion of our Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the Authorized Share Increase Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance of additional authorized shares of our common stock, including, but not limited to, pursuant to the Offering, may, among other things, dilute the earnings per share of our common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The Authorized Share Increase Amendment will not affect the rights of current holders of our common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Board Discretion to Implement the Authorized Share Increase

The Board believes that stockholder adoption and approval of the Authorized Share Increase is in the best interests of our stockholders. If our stockholders approve this Proposal 3, the Board will implement the Authorized Share Increase only upon a determination that the Authorized Share Increase is in the best interests of the stockholders at that time.

Effective Time

The effective time of the Authorized Share Increase, if the proposed Authorized Share Increase Amendment is adopted and approved by stockholders and the Authorized Share Increase is implemented at the direction of the Board, will be the date and time that the Certificate of Amendment effecting the Authorized Share Increase is filed with the Delaware Secretary of State or such later time as is specified therein. Such filing may occur as soon as the day of the Annual Meeting or at any time prior to the 2021 annual meeting of stockholders; provided, however, that in no event will the Authorized Share Increase become effective until it has been processed by FINRA. The exact timing of the Authorized Share Increase will be determined by our Board based on its evaluation as to when such action will be the most advantageous to Simplicity and its stockholders, and the effective date will be publicly announced by Simplicity.

The Authorized Share Increase may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder adoption and approval of the Authorized Share Increase Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Authorized Share Increase. If the Certificate of Amendment implementing the Authorized Share Increase is not effective with the Delaware Secretary of State on or before the date of the 2021 annual meeting of stockholders, the Board will be deemed to have abandoned the Authorized Share Increase.

Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Authorized Share Increase and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Share Increase that is not shared by all of our other stockholders.

Vote Required

Under the DGCL, the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to adopt and approve the Authorized Share Increase Amendment. You may vote “for,” “against” or “abstain” from voting on Proposal 3. Abstentions and broker non-votes will have the effect of a vote “against” Proposal 3.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AUTHORIZED SHARE INCREASE PROPOSAL.

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PROPOSAL 4—APPROVAL OF SIMPLICITY ESPORTS AND GAMING COMPANY

2020 OMNIBUS INCENTIVE PLAN

On April 22, 2020, the Board approved, and proposed for stockholder approval, the 2020 Plan. A copy of the 2020 Plan is attached as Appendix I to this Proxy Statement.

The Board’s approval and recommendation of the 2020 Plan follows a review by the Compensation Committee of our existing compensation program, comparable plans at other companies and trends in long-term compensation, particularly in the industries in which we compete.

The Board believes the 2020 Plan will serve as an essential element of our compensation program and will be critical to our ability to attract and retain the highly qualified employees essential for the execution of our business strategy. The Board believes the 2020 Plan, as proposed, will (i) attract and retain key personnel, and (ii) provide a means whereby directors, officers, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measure by reference to the value of the Company’s common stock, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders. The 2020 Plan provides for various stock-based incentive awards, including incentive and nonqualified stock options, stock appreciation rights (“SARs”), restricted stock and restricted stock units (“RSUs”), and other equity-based or cash-based awards.

The 2020 Plan highlights and the summary of the material features of the 2020 Plan appearing below are qualified in their entirety by reference to the copy of the 2020 Plan attached hereto as Appendix I.

2020 Plan Highlights

Highlights of the 2020 Plan are as follows:

●	The Compensation Committee, which is comprised solely of independent directors, will administer the 2020 Plan.

●	The total number of shares of common stock authorized for issuance under the 2020 Plan is 1,000,000 shares, or approximately 11.7% of the common stock outstanding at the Record Date.

●	No non-employee director may be granted awards under the 2020 Plan during any calendar year if such awards, taken together with any cash fees paid to such non-employee director would exceed a total value of $250,000 (calculated in accordance with the terms of the 2020 Plan).

●	The exercise price of options and SARs may not be less than the fair market value of the common stock on the date of grant.

●	In addition to other vesting requirements, the Compensation Committee may condition the vesting of awards on the achievement of specific performance targets.

Material Features of the 2020 Plan

Term

If approved by the Company’s stockholders, the 2020 Plan will be effective June 23, 2020. The 2020 Plan will terminate on June 23, 2030, unless the Board terminates it earlier.

Purpose

The purpose of the 2020 Plan is to provide a means through with the Company and its subsidiaries may attract and retain key personnel, and to provide a means whereby directors, officer, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders.

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Administration

Pursuant to the terms of the 2020 Plan, a committee of the Board or any properly delegated subcommittee, or, if no such committee or subcommittee thereof exists, the Board, shall administer the 2020 Plan. The Compensation Committee, which is comprised entirely of independent directors, administers the 2020 Plan. The Compensation Committee will have the sole and plenary authority to (i) designate participants; (ii) determine the type or types of awards; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be settled in, or exercised for, cash, shares of Company common stock, other securities, other awards, or other property, or canceled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Company common stock, other securities, other awards, or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the participant or of the Compensation Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the 2020 Plan and any instrument or agreement relating to, or award granted under, the 2020 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee shall deem appropriate for the proper administration of the 2020 Plan; (ix) adopt sub-plans; and (x) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2020 Plan.

The Compensation Committee may delegate its authority to administer the 2020 Plan as permitted by law, except for award grants to non-employee directors.

The Compensation Committee will have the discretion to select particular performance targets in connection with awards under the 2020 Plan. Under the 2020 Plan, performance targets are specific levels of performance of the Company (and/or subsidiaries, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing), which may be determined in accordance with GAAP or on a non-GAAP basis on the specified measures, including, but not limited to:

●	debt ratings;	●	share price;
●	debt to capital ratio;	●	total stockholder return;
●	generation of cash;	●	acquisition or disposition of assets;
●	issuance of new debt;	●	acquisition or disposition of companies, entities or businesses;
●	establishment of new credit facilities;	●	creation of new performance and compensation criteria for key personnel;
●	retirement of debt;	●	recruiting and retaining key personnel;
●	return measures (including, but not limited to, return on assets, return on capital, return on equity);	●	customer satisfaction;
●	attraction of new capital;	●	employee morale;
●	cash flow;	●	hiring of strategic personnel;
●	earnings per share;	●	development and implementation of Company policies, strategies and initiatives;
●	net income;	●	creation of new joint ventures;
●	pre-tax income;	●	increasing the Company’s public visibility and corporate reputation;
●	pre-tax pre-bonus income;	●	development of corporate brand name;
●	operating income;	●	overhead cost reductions; or
●	gross revenue;	●	any combination of or variations on the foregoing.
●	net revenue;
●	net margin;
●	pre-tax margin;

Eligibility

Employees, directors and independent contractors (except those performing services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or promoting or maintaining a market for the Company’s securities) of the Company or its subsidiaries will be eligible to receive awards under the 2020 Plan.

Maximum Shares Available

Awards granted under the 2020 Plan are subject to the following limitations: (i) no more than 1,000,000 shares of common stock (the “Absolute Share Limit”) will be available for awards under the 2020 Plan; (ii) no more than the number of shares of common stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of incentive stock options granted under the 2020 Plan; and (iii) the maximum number of shares of common stock subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed a total value of $250,000 (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).

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When (i) an option or SAR is granted under the 2020 Plan, the maximum number of shares subject to the option or SAR will be counted against the Absolute Share Limit as one share for every share subject to such option or SAR, regardless of the actual number of shares (if any) used to settle such option or SAR upon exercise; and (ii) an award other than an option or SAR is granted under the 2020 Plan, the maximum number of shares subject to the award will be counted against the Absolute Share Limit as two shares for every share subject to such award, regardless of the actual number of shares (if any) used to settle such award. The issuance of shares or the payment of cash upon the exercise of an award or in consideration of the cancellation or termination of an award shall reduce the total number of shares available under the 2020 Plan, as applicable. If shares are not issued or are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares will not be added back to the Absolute Share Limit, but rather will count against the Absolute Share Limit.

To the extent that an award granted under the 2020 Plan or a prior plan award expires or is canceled, forfeited or terminated, in whole or in part without issuance to the holder thereof of shares of common stock to which the award or prior plan award related or cash or other property in lieu thereof, the unissued shares of common stock will again be available for grant under the 2020 Plan; provided that, in any such case, the number of shares again available for grant under the 2020 Plan shall be the number of shares previously counted against the Absolute Share Limit (or, in the case of prior plan award, the number of shares that would have been counted against the Absolute Share Limit if such prior plan award had been granted under this 2020 Plan) with respect to such unissued shares of common stock to which such award or prior plan award related, as determined in accordance with the terms of the 2020 Plan.

Awards may, in the sole discretion of the Compensation Committee, be granted under the 2020 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards will not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) will be counted against the aggregate number of shares of common stock available for awards of incentive stock options under the 2020 Plan. Subject to applicable stock exchange requirements, available shares of common stock under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for awards under the 2020 Plan and will not reduce the number of shares of common stock available for issuance under the 2020 Plan.

Adjustments

In the event of a merger, consolidation, reorganization, recapitalization, reorganization, stock split or dividend, or similar event affecting the common stock, the number (including limits on shares of common stock granted) and kind of shares granted under the 2020 Plan, the Compensation Committee will make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of the Absolute Share Limit, the number of shares of common stock or other securities of the Company that may be issued in respect of awards or with respect to which awards may be granted and the terms of any outstanding award.

Restricted Stock

The Compensation Committee will be authorized to award restricted stock under the 2020 Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is common stock that is subject to such restrictions as may be determined by the Compensation Committee for a specified period.

RSU Awards

The Compensation Committee will be authorized to award RSUs in lieu of or in addition to any restricted stock awards. RSUs will be subject to the terms and conditions established by the Compensation Committee. Each RSU will have an initial value that is at least equal to the fair market value of a share of Company common stock on the date of grant. RSUs may be paid at such time as the Compensation Committee may determine in its discretion, and payments may be made in a lump sum or in installments, in cash, shares of common stock, or a combination thereof, as determined by the Compensation Committee in its discretion.

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Options

The Compensation Committee will be authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) for incentive stock options, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the 2020 Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the 2020 Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant. Options granted under the 2020 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2020 Plan will be 10 years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise), or through a “net exercise,” or the Compensation Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism or by such other method as the Compensation Committee may determine to be appropriate.

Stock Appreciation Rights

The Compensation Committee will be authorized to award SARs under the 2020 Plan. SARs will be subject to the terms and conditions established by the Compensation Committee and reflected in the award agreement. A SAR is a contractual right that allows a participant to receive, in the form of either cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2020 Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs.

Other Stock-Based Awards

The Compensation Committee will be authorized to award other stock-based awards having terms and conditions as determined by the Compensation Committee. These awards may be granted either alone or in tandem with other awards.

Qualified Performance-Based Awards

Restricted stock and RSUs granted to officers and employees of the Company may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more identified performance targets. The applicable performance period may not be less than three months nor more than 10 years.

Dividends and Voting Rights

Participants awarded stock options and SARs will not receive dividends or dividend equivalents or have any voting rights with respect to shares of common stock underlying these awards prior to the issuance of any such shares. Participants that hold unearned awards subject to performance vesting conditions (other than or in additional to the passage of time) will not receive dividends or dividend equivalents or have any voting rights with respect to shares of common stock underlying these awards prior to the issuance of any such shares; provided, however, that dividends and dividend equivalents may be accumulated in respect of unearned awards and paid within 30 days after such awards are earned and become payable or distributable.

Transferability

Awards granted under the 2020 Plan generally will be transferable only by will or the applicable laws of descent and distribution. In certain limited circumstances, the Compensation Committee may authorize stock options, other than incentive stock options, to be transferred to family members or trusts controlled by family members of the participant. Restricted stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse.

Change in Control

In the event of a Change in Control (as defined in the 2020 Plan), options become immediately exercisable in full. In addition, in such event the Compensation Committee may accelerate the termination date of the option to a date no earlier than 30 days after notice of such acceleration is given to the participant. Upon the giving of any such acceleration notice, the option shall become immediately exercisable in full.

A participant’s right to SARs under an SAR agreement immediately vest as to 100% of the total number of shares covered by the grant (i) upon termination of the grantee’s employment on account of the grantee’s death or permanent disability; or (ii) upon the occurrence of a Change in Control.

With respect to restricted stock and RSUs, in the event that the grantee’s status as an employee is terminated following a Change in Control, then all unvested shares of restricted stock and RSUs will immediately vest.

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Clawback

All awards under the 2020 Plan are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time; and (ii) applicable law.

Amendment and Termination

The Board may terminate or amend the 2020 Plan or any portion thereof at any time; provided, however, that the Board may not, without stockholder approval, amend the 2020 Plan if:

●	Such approval is necessary to comply with any regulatory requirement applicable to the 2020 Plan;
●	It would materially increase the number of securities which may be issued under the 2020 Plan (except for increases expressly provided for in the 2020 Plan; or
●	It would materially modify the requirements for participation in the 2020 Plan.

In addition, any such amendment that would materially and adversely affect an award holder’s rights with respect to a previously granted and outstanding award will not to that extent be effective without the consent of the affected holder of such award.

The Compensation Committee may terminate or amend any award agreement, to the extent consistent with the terms of the 2020 Plan and any applicable award agreement and so long as such termination or amendment would not materially and adversely affect an award holder’s rights with respect to a previously granted and outstanding award (unless the affected holder consents thereto); provided, however that the Compensation Committee may not, without stockholder approval, amend or terminate an award or award agreement to:

●	Reduce the exercise price of any option or the strike price of any SAR,
●	To cancel any outstanding option or SAR and replace it with a new option or SAR (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the intrinsic value (if any) of the canceled option or SAR; and
●	Take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences to 2020 Plan participants and the Company of the grant, vesting and exercise of awards under the 2020 Plan and the disposition of shares acquired pursuant to the exercise of such awards and is based upon an interpretation of the current federal income tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be a complete statement of applicable law or constitute tax advice, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. To the extent that any awards under the 2020 Plan are subject to Section 409A of the Code (“Section 409A”), the following discussion assumes that such awards will be designed to conform to the requirements of Section 409A and the regulations promulgated thereunder (or an exception thereto). The 2020 Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

Incentive Stock Options. Options issued under the 2020 Plan and designated as incentive stock options are intended to qualify as such under Section 422 of the Code. Under the provisions of Section 422 of the Code and the related regulations, holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options, and the Company will not be entitled to a deduction at the time of the grant or exercise of the option. However, the difference between the value of the common stock received on the exercise date and the exercise price paid will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability to the holder for the taxable year in which the exercise occurs. The taxation of gain or loss upon the sale of the common stock acquired upon exercise of an incentive stock option depends, in part, on whether the holding period of the shares of our common stock acquired through the exercise of an incentive stock option is at least (i) two years from the date of grant of the option and (ii) one year from the date the option was exercised. If these holding period requirements are satisfied, any gain or loss realized on a subsequent disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If these holding periods requirements are not met, then, upon such “disqualifying disposition” of the shares, the participant will generally realize compensation, taxable as ordinary income, at the time of such disposition in an amount equal to the difference between the fair market value of the share on the date of exercise over the exercise price, limited to the gain on the sale, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Section 162(m)of the Code for compensation paid to certain executives designated thereunder. Finally, if an otherwise qualified incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

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Non-qualified Stock Options. No income will generally be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder. Upon a subsequent disposition of the shares acquired under a non-qualified stock option, the participant will realize short-term or long-term capital gain (or loss) depending on the holding period. The capital gain (or loss) will be short-term if the shares are disposed of within one year after the non-qualified stock option is exercised, and long-term if shares were held more than 12 months as of the sale date.

Restricted Stock. A participant will normally not be required to recognize income for federal income tax purposes upon the grant of an award of restricted stock, nor is the Company entitled to any deduction, to the extent that the shares awarded have not vested (i.e., are no longer subject to a substantial risk of forfeiture). On the date an award of restricted stock is no longer subject to a substantial risk of forfeiture, the participant will compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the vested shares on that date and the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. The participant may, however, make an election under Section 83(b) of the Code, within 30 days following the grant of the restricted stock award, to be taxed at the time of the grant of the award based on the difference between the fair market value of the shares on the date of grant and the amount the participant paid for such shares, if any. If the shares subject to such election are subsequently forfeited, the participant will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder. Upon the sale of the vested shares, the participant will realize short-term or long-term capital gain or loss depending on the holding period. The holding period generally begins when the restriction period expires. If the recipient timely made a Section 83(b) election, the holding period commences on the date of the grant.

Deferred Stock Units and Restricted Stock Units. A participant will not be subject to federal income tax upon the grant of a deferred stock unit award or a restricted stock unit award, and the Company is not entitled to a deduction at the time of grant. Rather, upon the delivery of shares or cash pursuant to a deferred stock unit award or a restricted stock unit award, the participant will generally have compensation taxable at ordinary income rates in an amount equal to the fair market value of the number of shares (or the amount of cash) actually received with respect to the settlement of the award of such units. We will generally be able to deduct the amount of the ordinary income realized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder. If the participant receives shares upon settlement then, upon disposition of such shares, appreciation or depreciation after the settlement date is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

SARs. SARs are treated very similarly to non-qualified options for tax purposes. No income will normally be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize compensation taxable as ordinary income in an amount equal to either: (i) the cash received upon exercise; or (ii) if shares are received upon the exercise of the SAR, the fair market value of the shares received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder.

Performance Awards. A participant generally will not recognize income upon the grant of a performance award. Upon payment of the performance award, the participant will recognize ordinary income in an amount equal to the cash received or, if the performance award is payable in shares, the fair market value of the shares received. When the participant recognizes ordinary income upon payment of a performance award, the Company generally will be entitled to a tax deduction in the same amount.

Other Stock-Based Awards. A participant will generally have compensation taxable as ordinary income for federal income tax purposes in an amount equal to the difference between the fair market value of the shares on the date the award is settled (whether in shares or cash, or both) over the amount the participant paid for such shares, if any. We will generally be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) for compensation paid to certain executives designated thereunder.

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Consequences of Change of Control. If a change of control of the Company causes awards under the 2020 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, certain participants could, in some cases, be considered to have received “excess parachute payments,” which could subject certain participants to a 20% excise tax on the excess parachute payments and result in a disallowance of the Company’s deductions under Section 280G of the Code.

Section 409A. Section 409A applies to compensation that individuals earn in one year but that is not paid until a future year. This is referred to as non-qualified deferred compensation. Section 409A, however, does not apply to qualified plans (such as a Section 401(k) plan) and certain welfare benefits. If deferred compensation covered by Section 409A meets the requirements of Section 409A, then Section 409A has no effect on the individual’s taxes. The compensation is taxed in the same manner as it would be taxed if it were not covered by Section 409A. If a deferred compensation arrangement does not meet the requirements of Section 409A, the compensation is subject to accelerated taxation in the year in which such compensation is no longer subject to a substantial risk of forfeiture and certain additional taxes, interest and penalties, including a 20% additional income tax. Awards of stock options, SARs, restricted stock units and performance awards under the 2020 Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A. Awards under the 2020 Plan are intended to comply with Section 409A, the regulations issued thereunder or an exception thereto. Notwithstanding, Section 409A may impose upon a participant certain taxes or interest charges for which the participant is responsible. Section 409A does not impose any penalties on the Company and does limit the Company’s deduction with respect to compensation paid to a participant.

Section 162(m). The Company generally may deduct any compensation or ordinary income recognized by the recipient of an award under the 2020 Plan when recognized, subject to the limits of Section 162(m) of the Code (“Section 162(m)”). Prior to 2018, Section 162(m) imposed a $1 million limit on the amount a public company may deduct for compensation paid to a Company’s Chief Executive Officer or any of the Company’s three other most highly compensated executive officers (other than the Chief Financial Officer) who were employed as of the end of the year. This limitation did not apply to compensation that met Code requirements for “qualified performance-based compensation.” The performance-based compensation exemption, the last day of the year determination date, and the exemption of the Chief Financial Officer from Code Section 162(m)’s deduction limit have all been repealed under the Tax Cuts and Jobs Act of 2017 (“Tax Reform”), effective for taxable years beginning after December 31, 2017, such that awards paid under the 2020 Plan to our covered executive officers may not be deductible for such taxable years due to the application of the $1 million deduction limitation. However, under Tax Reform transition relief, compensation provided under a written binding contract in effect on November 2, 2017 that is not materially modified after that date continues to be subject to the performance-based compensation exception. As in prior years, while deductibility of executive compensation for federal income tax purposes is among the factors the Compensation Committee considers when structuring our executive compensation, it is not the sole or primary factor considered. Our Board and the Compensation Committee retain the flexibility to authorize compensation that may not be deductible if they believe it is in our best interests.

Tax Withholding. The Company and its affiliates have the right to deduct or withhold, or require a participant to remit to the Company and its affiliates, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising with respect to awards under the 2020 Plan.

New Plan Benefits

As of the date of this Proxy Statement, approximately 25 employees and non-employee directors would be eligible to participate in the 2020 Plan. If the 2020 Plan is approved by our stockholders, awards under the 2020 Plan will be determined by the Compensation Committee in its discretion. Therefore, the benefits and amounts that will be received or allocated under the 2020 Plan in the future are not determinable at this time.

Equity Compensation Plan Information

The table below sets forth information as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$—	—
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	—

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Vote Required

The affirmative vote of the majority of the shares present and entitled to vote at the Annual Meeting is required to adopt and approve the 2020 Plan. You may vote “for,” “against” or “abstain” from voting on Proposal 4. Abstentions will have the effect of a vote “against” Proposal 4. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote on Proposal 4.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2020 PLAN.

PROPOSAL 5—ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement. As described in the “Executive Compensation” section of this Proxy Statement, we intend to develop an executive compensation program that is consistent with our existing compensation policies and philosophies, which are designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate and retain individuals who contribute to Simplicity’s long-term success.

Decisions on the executive compensation program will be made by the Compensation Committee. The discussion set forth in the Proxy Statement is based on the present expectations as to the executive compensation program to be adopted by the Compensation Committee. The executive compensation program actually adopted will depend on the judgment of the members of the Compensation Committee and may differ from that set forth herein.

We anticipate that decisions regarding executive compensation will reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. We anticipate that the Compensation Committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards. We anticipate that compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term incentive compensation in the form of share-based awards, if any.

Additional information about the compensation of our named executive officers is provided in the “Executive Compensation” section of this Proxy Statement, which includes compensation tables and narrative discussion. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Simplicity Esports and Gaming Company approve, on an advisory basis, the compensation paid to the Named Executive Officers, as disclosed in the proxy statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Summary section, compensation tables and narrative discussion, and other related disclosure.”

Vote Required

This is a non-binding advisory vote only. The affirmative vote of the majority of the shares present and entitled to vote at the Annual Meeting is required to approve Proposal 5. You may vote “for,” “against” or “abstain” from voting on Proposal 5. Abstentions will have the effect of a vote “against” Proposal 5. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote on Proposal 5. While this vote is advisory and not binding on us, it will provide information to our Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation in the future.

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Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S COMPENSATION DISCLOSURE RULES.

PROPOSAL 6—ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

In addition to the advisory approval of our executive compensation program described in Proposal 5, we are also seeking a non-binding determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide an advisory approval of our executive compensation program. We are providing stockholders the option of selecting a frequency of one, two or three years, or abstaining.

After careful consideration of the frequency alternatives, the Board believes that conducting an advisory vote on executive compensation every three years is appropriate for the Company and its stockholders at this time.

As an advisory vote, this proposal is non-binding and will not overrule any decision by the Board or require the Board to take any action. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future decisions for the frequency in which stockholders may vote on executive compensation.

Vote Required

This is a non-binding advisory vote only. The frequency of the advisory vote (every one, two or three years) receiving the greatest number of votes will be considered the frequency recommended by stockholders. With respect to Proposal 6, you may vote every “one year,” “two years,” or “three years” or “abstain” from voting on Proposal 6. If you “abstain” from voting with respect to Proposal 6, your vote will have no effect on this proposal. Broker non-votes will have no effect on the vote for Proposal 6.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR EVERY THREE YEARS AS THE FREQUENCY FOR THE COMPANY’S EXECUTIVE COMPENSATION ADVISORY VOTE.

PROPOSAL 7—RATIFICATION OF THE APPOINTMENT OF

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Prager acted as our independent registered public accounting firm for the fiscal year ended May 31, 2020. The Audit Committee of has appointed Prager to act in that capacity for the fiscal year ending May 31, 2021. A representative of Prager is not expected to be present at the Annual Meeting.

Although the Company is not required to submit this appointment to a vote of the stockholders, the Audit Committee believes that it is appropriate as a matter of policy to request that stockholders ratify Prager’s appointment as principal independent registered public accounting firm. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and consider whether to retain Prager or will appoint another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The aggregate fees billed for the fiscal years ended May 31, 2019 and 2018 for:

●	Professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q (“Audit Fees”),
●	Assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the financial statements and not reportable under Audit Fees (the “Audit Related Fees”),
●	Tax compliance, advice, and planning (“Tax Fees”), and
●	Other products or services provided (“Other Fees”)

were as follows:

	Fiscal Year Ended May 31, 2019	Fiscal Year Ended May 31, 2018
Audit Fees	$30,000	$15,000
Audit Related Fees (1)	$12,500	$23,500
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$42,500	$38,500

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Our Audit Committee has determined that the services provided by Prager are compatible with maintaining the independence of the auditor as our independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee reviews and approves the audit and non-audit services to be provided by our independent registered public accounting firm during the year, considers the effect that performing those services might have on audit independence and approves management’s engagement of our independent registered public accounting firm to perform those services. The Audit Committee reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board of Directors of the Company and the Audit Committee believe that a change is in the best interest of the Company and our stockholders.

The Company is asking its stockholders to ratify the selection of Prager as the Company’s independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Prager to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in providing oversight of the systems and procedures relating to the integrity of the Company’s financial statements, the Company’s financial reporting process, its systems of internal accounting and financial controls, the internal audit process, risk management, the annual independent audit process of the Company’s annual financial statements, the Company’s compliance with legal and regulatory requirements, and the qualification and independence of the Company’s independent registered public accounting firm. The Audit Committee reviews with management the Company’s major financial risk exposures and the steps management has taken to monitor, mitigate, and control such exposures. Management has the responsibility for the implementation of these activities. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2019, including a discussion of the quality and the acceptability of the Company’s financial reporting and controls.

The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles. The Committee reviewed with the independent registered public accounting firm the firm’s judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under auditing standards of the Public Company Accounting Oversight Board (the “PCAOB”) (United States), including the matters required to be discussed by the Statement on Auditing Standards No. 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm’s independence, including the impact of non-audit-related services provided to the Company, and has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accounting firm’s communications with the Audit Committee concerning independence.

The Audit Committee also discussed with the Company’s internal auditors and the independent registered public accounting firm in advance the overall scope and plans for their respective audits. The Audit Committee meets regularly with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2019 for filing with the SEC.

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The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting processes. Management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent auditors are responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Audit Committee submits the following report pursuant to the SEC rules:

The Audit Committee has reviewed and discussed with management and with Prager, the Company’s independent registered public accounting firm, the audited consolidated financial statements of the Company for the fiscal year ended May 31, 2019 (the “2019 Financial Statements”).

Prager has advised the management of the Company and the Audit Committee that it has discussed with them all the matters required to be discussed by PCAOB Auditing Standard No. 1301, “Communications with Audit Committees.”

The Audit Committee has received from Prager the written disclosures and the letter required by applicable requirements of the PCAOB regarding Prager’s communications with the Audit Committee concerning independence and has discussed Prager’s independence with them.

Based upon the aforementioned review, discussions and representations of Prager, and the audit opinion presented by Prager on the 2019 Financial Statements, the Audit Committee recommended to the Board of Directors that the 2019 Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2019 and that Prager be selected as the independent registered public accounting firm for the Company for the fiscal year ending May 31, 2020.

Submitted by the Audit Committee of the Board of Directors:

Donald R. Caldwell (Chairman)
Frank Leavy
Max Hooper

Vote Required

The affirmative vote of the shares present and entitled to vote at the Annual Meeting is required to ratify the appointment of Prager as our independent registered public accounting firm. You may vote “for,” “against” or “abstain” from voting on Proposal 7. Abstentions will have the effect of a vote “against” Proposal 7. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote on Proposal 7.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF PRAGER AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our current named executive officers and directors that beneficially own shares of our common stock; and

●	all our executive officers and directors as a group.

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Information with respect to beneficial ownership has been furnished by each director, named executive officer or 5% or more stockholder, as the case may be. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owner (1)	Amount of Beneficial Ownership	Percent of Outstanding Common Stock (2)
Directors and Executive Officers
Jed Kaplan (3)	1,201,614	14.0%
Roman Franklin (4)	297,679	3.5%
Steven Grossman (5)	328,020	3.8%
Suhel Kanuga (6)	307,287	3.6%
Donald R. Caldwell (7)	97,000	1.1%
Max Hooper (8)	29,500	1.1%
Frank Leavy (9)	27,625	*
Edward Leonard Jaroski (10)	128,500	1.5%
William H. Herrmann, Jr. (11)	28,500	*
All directors and officers as a group (9 persons) (12)	2,445,725	28.1%

Principal Shareholders (more than 5%):
The K2 Principal Fund, L.P. (13)	875,476	9.4%
Polar Asset Management Partners Inc. (14)	660,519	7.3%
IRIS Cantor Trust (15)	395,164	4.6%
Timothy P. Schenden – SEP IRA (16)	515,322	6.0%

* Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the stockholders is 7000 W. Palmetto Park Road, Suite 210, Boca Raton, Florida 33433.

(2)	The calculation in this column is based upon 8,537,195 shares of common stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock that are currently convertible or exercisable within 60 days of May 20, 2020, the Record Date, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 80,000 shares of our restricted common stock that have vested or will vest within 60 days of the Record Date, and 50,000 shares of common stock issuable upon exercise of 50,000 warrants.

(4)	Includes 24,000 shares of our restricted common stock that have vested or will vest within 60 days of the Record Date.

(5)	Includes 4,000 shares of our restricted common stock that have vested or will vest within 60 days of the Record Date.

(6)	Mr. Kanuga has informed management that he does not intend to stand for reelection at the Annual Meeting.

(7)	Includes 20,000 shares of our common stock issuable upon exercise of 20,000 warrants.

(8)	Dr. Hooper is Managing Director of Merging Traffic, Inc. Includes 14,500 shares of common stock owned directly by Merging Traffic, Inc., 10,000 shares of our common stock issuable upon exercise of 10,000 warrants, and 5,000 shares of our common stock owned directly by Dr. Hooper.

(9)	Includes 7,500 shares of our common stock issuable upon exercise of warrants.

(10)	Includes 60,000 shares of our common stock issuable upon exercise of warrants.

(11)	Includes 10,000 shares of our common stock issuable upon exercise of warrants.

(12)	Includes 157,500 shares of our common stock issuable upon exercise of warrants.

(13)	K2 GenPar 2017 Inc., an Ontario corporation (“GenPar”), is the general partner of The K2 Principal Fund, L.P., an Ontario limited partnership (the “Fund”). GenPar is a direct wholly owned subsidiary of Shawn Kimel Investments, Inc., an Ontario corporation (“SKI”). K2 & Associates Investment Management Inc., an Ontario corporation (“K2 & Associates”), is a direct 66.5% owned subsidiary of SKI, and is the investment manager of the Fund. Shawn Kimel is the chairman of each of SKI, GenPar and K2 & Associates. The principal office of the stockholder is 2 Bloor St. West, Suite 801, Toronto, Ontario, M4W 3E2. The number of shares of common stock beneficially owned by the Fund includes (i) 66,000 shares of common stock transferred by I-AM Capital Partners LLC, our sponsor (the “Sponsor”), to the Fund as additional consideration for the Fund agreeing to potentially sell shares of our common stock to the Company pursuant to a stock purchase agreement dated November 5, 2018 by and between the Company and the Fund, and (ii) 795,144 shares of our common stock issuable upon exercise of warrants.

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(14)	Polar Asset Management Partners Inc. (“Polar”) serves as investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”), Crown Managed Accounts SPC (“CMA”) and certain managed accounts (together with PMSMF and CMA, the “Polar Vehicles”) and has sole voting and investment discretion with respect to the securities which are held by the Polar Vehicles. The principal office of the stockholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. The number of shares of common stock beneficially owned by Polar is 760,419 which includes (i) 20,203 shares of common stock held by CMA and 283,116 shares of common stock held by Polar (which includes 150,000 shares of common stock transferred by the Sponsor to the Polar as additional consideration for Polar agreeing to potentially sell shares of our common stock to the Company pursuant to a stock purchase agreement dated November 2, 2018 by and between the Company and Polar), and (ii) 456,600 shares of our common stock issuable upon exercise of 423,712 warrants held by CMA and 32,888 warrants held by Polar.

(15)	The principal office of the stockholder is 220 Banyan Road, Palm Beach, Florida 33480-4804.

(16)	The principal office of the stockholder is 6599 NW 33rd Ave., Boca Raton, Florida 33496-3317.

OTHER MATTERS

Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment. Stockholders are urged to vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

The Company will bear the costs of its solicitation of proxies. In addition to the use of the mail, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended May 31, 2019, including the financial statements filed as part of the Annual Report (the “2019 Form 10-K”), accompanies this Proxy Statement. We will provide stockholders with additional copies of the 2019 Form 10-K, without charge, upon written request to Corporate Secretary, Simplicity Esports and Gaming Company, 7000 W. Palmetto Park Road, Suite 210, Boca Raton, Florida 33433. The 2019 Form 10-K and the exhibits thereto also are available, free of charge, from the SEC’s website (http://www.sec.gov.).

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004-1561.

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To delist yourself from householding in the future you may write us at Simplicity Esports and Gaming Company, 7000 W. Palmetto Park Road, Suite 210, Boca Raton, Florida 33433, Attention: Corporate Secretary, or call (855) 345-9467. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy for the 2021 Annual Meeting of Stockholders must be received at the corporate offices of the Company, addressed to the attention of Corporate Secretary, Simplicity Esports and Gaming Company, 7000 W. Palmetto Park Road, Suite 210, Boca Raton, Florida 33433 no later than February 9, 2021. The proposals must comply with the rules of the SEC relating to stockholder proposals.

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the secretary to our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the scheduled date of the annual meeting of stockholders. If our annual meeting is called for a date that is not within 45 days before or after such anniversary date, a stockholder’s notice will need to be received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which we first publicly announce the date of the annual meeting. Our bylaws also specify certain requirements as to the form and content of a stockholder’s notice for an annual meeting. A copy of the full text of these bylaw provisions may be obtained by writing to our Secretary at the address indicated above.

By Order of the Board of Directors,

/s/ Jed Kaplan
Chief Executive Officer and interim Chief Financial Officer

June 9, 2020

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APPENDIX I

Simplicity Esports and Gaming Company

2020 Omnibus Incentive Plan

1.	Purpose. The purpose of the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan is to provide a means through which the Company and the other members of the Company Group may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants, and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2.	Definitions. The following definitions shall be applicable throughout the Plan.

(a)	“Absolute Share Limit” has the meaning given to such term in Section 5(b).

(b)	“Adjustment Event” has the meaning given to such term in Section 12(a).

(c)	“Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract, or otherwise.

(d)	“Applicable Requirements” means the requirements for equity compensation plans or any Award or Award Agreement under: (i) federal corporate, employee benefits, employment, executive compensation, and securities Laws; (ii) the Code; (iii) state corporate, employee benefits, employment, executive compensation, securities, and Tax Laws; (iv) the rules of any Securities Market on which the Shares are traded; and (v) the laws of any foreign jurisdiction.

(e)	“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Equity-Based Award, and Other Cash-Based Award granted under the Plan.

(f)	“Award Agreement” means the document or documents by which each Award (other than an Other Cash-Based Award) is evidenced, which may be in written or electronic form.

(g)	“Board” means the Board of Directors of the Company.

(h)	“Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, a Participant’s (i) substantial failure or refusal to perform the duties or responsibilities of the Participant’s job as required by the Service Recipient; (ii) material violation of any fiduciary duty owed to the Service Recipient or any other member of the Company Group; (iii) conviction of, or entry of a plea of nolo contendere with respect to, a felony; (iv) conviction of, or entry of a plea of nolo contendere with respect to, a misdemeanor which involves dishonesty, fraud or morally repugnant behavior; (v) dishonesty; (vi) theft; (vii) material violation of Company rules or policy; or (viii) other egregious or morally repugnant conduct that has, or could have, a serious and detrimental impact on the Service Recipient or any other member of the Company Group, their Affiliates, or their respective employees. The Committee, in its sole and absolute discretion, shall determine Cause.

Appendix I-1

(i)	“Change in Control” means:

(i)	The consummation of a sale or other disposition of all or substantially all of the assets of the Company;

(ii)	The consummation of a merger or consolidation of the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation’s voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in substantially the same proportion as such holders’ ownership of Common Stock immediately before the merger or consolidation;

(iii)	the date any Person (other than (A) the Company or any of its Subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (B) any Person who, on the Effective Date, shall have been the beneficial owner of at least 15% of the outstanding Common Stock) shall have become the beneficial owner of, or shall have obtained voting control over, more than 50% of the outstanding shares of Common Stock; or

(iv)	the first day after the Effective Date when directors are elected such that a majority of the Board shall have been members of the Board for less than 24 months, unless the nomination for election of each new director who was not a director at the beginning of such 24-month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

(j)	“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.

(k)	“Committee” means a committee of the Board or any properly delegated subcommittee, to administer the Plan, or, if no such committee or subcommittee thereof exists, the Board.

(l)	“Common Stock” means the common stock of the Company, par value $0.0001 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(m)	“Company” means Simplicity Esports and Gaming Company, a Delaware corporation, and any successor thereto.

(n)	“Company Group” means, collectively, the Company and its Subsidiaries.

(o)	“Contractor” means any Person, other than an Employee or Director, that performs services as an independent contractor to the Company or any other member of the Company Group, provided, however, that a “Contractor” does not include a Person that performs services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or that promotes or maintains a market for the Company’s securities.

Appendix I-2

(p)	“Date of Grant” or “Grant Date” means the date on which the Company or applicable member of the Company Group completes the corporate action necessary to create the legally binding right in the Participant to the Award, provided, however, that a corporate action is not complete until the date on which the maximum number of Shares that can be purchased or received under the Award is fixed or determinable, the minimum exercise or purchase price is fixed or determinable, and the class of stock subject to the Award and the Participant’s identity are designated, and, for Incentive Stock Options that are granted on the condition that an individual will become an Employee of the Company or a member of the Company Group, the Grant Date will not be before the date that the individual becomes an Employee.

(q)	“Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(r)	“Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of any member of the Company Group; (ii) any activity that would be grounds to terminate the Participant’s status as a Contractor, Director or Employee for Cause; (iii) a breach by the Participant of any restrictive covenant by which such Participant is bound, including, without limitation, any covenant not to compete or not to solicit, in any agreement with any member of the Company Group; or (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.

(s)	“Director” means a member of the Board, or the board of directors or other governing body of any member of the Company Group.

(t)	“Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Disability,” as defined in any employment, consulting or service agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment, consulting or service agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Service Recipient or other member of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the position at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists in the absence of a long-term disability plan shall be made by the Company (or its designee) in its sole and absolute discretion.

(u)	“Effective Date” means the date the Company’s stockholders approve the Plan.

(v)	“Eligible Person” means any (i) Contractor, (ii) Director or (iii) Employee to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above, has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

Appendix I-3

(w)	“Employee” means a common law employee of the Company or any other member of the Company Group, provided, however, that an Employee does not include any person who is: (i) classified by the Company or any other member of the Company Group as working on discrete projects; (ii) classified by the Company or any other member of the Company Group as an independent contractor, as evidenced by its action in not withholding taxes from his or her compensation, without regard to whether the individual is a common law employee; (iii) working for an organization that provides goods or services (including without limitation temporary employee services) to the Company or any other member of the Company Group and whom the Company or member does not regard to be its common law employee, as evidenced by its action in not withholding taxes from his or her compensation, without regard to whether the individual is a common law employee; (iv) a leased employee of the Company or any other member of the Company Group as contemplated under Code Section 414(n); or (v) included in a unit of employees covered by a collective bargaining agreement (as so determined by the Secretary of Labor) between employee representatives and the Company or any other member of the Company Group.

(x)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

(y)	“Exercise Price” has the meaning given to such term in Section 7(b).

(z)	“Fair Market Value” means, as of any date, the fair market value of a Share determined as follows and subject to the following provisions:

(i)	If the Shares are: (A) listed on any established stock exchange or a national market system, by the closing price of a Share on the date of determination as quoted on the exchange or system and as reported in The Wall Street Journal, provided, however, that if sales were not so reported for that date, then by the closing bid on that date as quoted on the exchange or system and as reported in The Wall Street Journal, or if not so reported, as reported in such other source as determined by the Administrator or Board in its reasonable discretion; or (B) regularly quoted by a recognized securities dealer but selling prices are not reported for the date of determination, by the arithmetic mean of the high bid and low asked prices for the Shares on the last market trading day before the date of determination; or

(ii)	if the Administrator or Board in its reasonable discretion determines that the Shares are not readily tradable on a Securities Market, by one of the following methods that the Administrator or Board in its exclusive discretion determines is appropriate:

(1)	an independent written appraisal that satisfies the requirements of Code Section 401(a)(28)(C) as of a date within twelve months before the date of the action for which the appraisal is used (e.g., the Grant Date of an Award) (the “Appraisal”), provided, however, that if the Administrator or Board in its reasonable discretion determines that the Appraisal does not reflect information available after the date of the Appraisal that may materially affect the Company’s value, then the Administrator or Board shall determine Fair Market Value by a new Appraisal; or

(2)	the reasonable application of a reasonable valuation method that takes into consideration in applying its methodology all available information Material to the Company’s value.

Appendix I-4

(iii)	The Administrator or Board in its exclusive discretion may use a different valuation method for each separate action for which a valuation is relevant as long as a single valuation method is used for each separate action. Once an exercise price or amount to be paid has been established, the Administrator and Board shall not change the exercise price or amount to be paid through the retroactive use of another valuation method. Notwithstanding the foregoing provisions of this section 2.(dd)(iii), when after the Grant Date, but before the date of exercise of the Option or SAR, the Shares become readily tradable on a Securities Market, the Administrator and Board shall use the valuation method in Section 2.(z)(i) to determine the amount of the payment on the date of exercise or purchase of the Shares.

(iv)	Shares are treated as readily tradable on a Securities Market if they are regularly quoted by brokers or dealers making a market in the Shares.

(aa)	“GAAP” has the meaning given to such term in Section 7(d).

(bb)	“Immediate Family Members” has the meaning given to such term in Section 14(b).

(cc)	“Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(dd)	“Indemnifiable Person” has the meaning given to such term in Section 4(e).

(ee)	“Law” means: (i) an administrative decision on which Persons other than those to whom the decision was issued can rely; (ii) a judicial decision on which Persons other than those to whom the decision was issued can rely; (iii) an ordinance or statute; (iv) a regulation or rule; or (v) any combination of the items under clauses (i) to (iv).

(ff)	“Material” means a level of importance that would have affected the decision of a reasonable person in the position of the Person subject to the provision of the Plan requiring that the act, omission, or event be Material. An act, omission, or event that is Material is also Significant.

(gg)	“Minimum Vesting Condition” means, with respect to any Award settled in Shares, that vesting of (or lapsing of restrictions on) such Award does not occur earlier than the first anniversary of the Date of Grant, other than (i) in connection with a Change in Control; (ii) as a result of a Participant’s death, retirement or Disability or Termination by the Service Recipient without Cause; or (iii) with respect to any Award granted to a Non-Employee Director; provided, however, that notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the Absolute Share Limit may be granted to any one or more Eligible Persons without regard to such Minimum Vesting Condition. The Minimum Vesting Condition will not prevent the Committee from accelerating the vesting of any Award in accordance with any of the provisions set forth in this Plan.

(hh)	“Non-Employee Director” means a member of the Board who is not an Employee.

(ii)	“Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(jj)	“Option” means an Award granted under Section 7.

(kk)	“Option Period” has the meaning given to such term in Section 7(c).

(ll)	“Other Cash-Based Award” means an Award that is granted under Section 10 that is denominated and/or payable in cash.

Appendix I-5

(mm)	“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit that is granted under Section 11 and is (i) payable by delivery of Shares and/or (ii) measured by reference to the value of Shares.

(nn)	“Participant” means an Employee, Director, or Contractor of the Company or any other member of the Company Group who receives an Award, or any Person who holds an outstanding Award.

(oo)	“Performance Targets” means the attainment of specific levels of performance of the Company (and/or one members of the Company Group, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing), which may be determined in accordance with GAAP or on a non-GAAP basis on the specified measures, including, but not limited to: (i) debt ratings; (ii) debt to capital ratio; (iii) generation of cash; (iv) issuance of new debt; (v) establishment of new credit facilities; (vi) retirement of debt; (vii) return measures (including, but not limited to, return on assets, return on capital, return on equity); (viii) attraction of new capital; (ix) cash flow; (x) earnings per share; (xi) net income; (xii) pre-tax income; (xiii) pre-tax pre-bonus income; (xiv) operating income; (xv) gross revenue; (xvi) net revenue; (xvii) net margin; (xviii) pre-tax margin; (xix) share price; (xx) total stockholder return; (xxi) acquisition or disposition of assets; (xxii) acquisition or disposition of companies, entities or businesses; (xxiii) creation of new performance and compensation criteria for key personnel; (xxiv) recruiting and retaining key personnel; (xxv) customer satisfaction; (xxvi) employee morale; (xxvii) hiring of strategic personnel; (xxiii) development and implementation of Company policies, strategies and initiatives; (xxix) creation of new joint ventures; (xxx) increasing the Company’s public visibility and corporate reputation; (xxxiii) development of corporate brand name; (xxxi) overhead cost reductions; or (xxxii) any combination of or variations on the foregoing. Any one or more of the aforementioned performance criteria may be stated as a percentage of another performance criteria, or used on an absolute or relative basis to measure the performance of one or more members of the Company Group as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more members of the Company Group or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Targets may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Performance Targets may be based on the Participant’s attainment of business objectives with respect to any of the criteria set forth in this Section 2(oo), or implementing policies and plans, negotiating transactions, developing long-term business goals or exercising managerial responsibility.

(pp)	“Permitted Transferee” has the meaning given to such term in Section 14(b).

(qq)	“Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(rr)	“Plan” means this Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan, as it may be amended and/or restated from time to time.

(ss)	“Prior Plans” means any prior plans generally operating and covering matters similar to this Plan.

(tt)	“Prior Plan Award” means an equity award granted under either of the Prior Plans which remains outstanding as of the Effective Date.

(uu)	“Qualifying Director” means a Person who is, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Appendix I-6

(vv)	“Qualified Performance Based Award” shall have the meaning ascribed to said phrase in Section 11.

(ww)	“Restricted Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or the occurrence of other events determined by the Committee in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 9 hereof.

(xx)	“Restricted Stock” means Shares, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9.

(yy)	“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities, or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9.

(zz)	“SAR Period” has the meaning given to such term in Section 8(c).

(aaa)	“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

(bbb)	“Securities Market” means: (i) a national securities exchange that is registered under Section 6 of the Exchange Act; (ii) a foreign national securities exchange that is officially recognized, sanctioned, or supervised by a Government Body; or (iii) any over-the-counter market that uses an interdealer quotation system. An interdealer quotation system is any system of general circulation to brokers and dealers that regularly disseminates quotations of stocks and securities by identified brokers or dealers, other than by quotation sheets that are prepared and distributed by a broker or dealer in the regular course of business and that contain only quotations of that broker or dealer.

(ccc)	“Service Recipient” means, with respect to a Participant, the member of the Company Group for whom services are performed, or prior to a Termination were most recently performed, by said Participant and with respect to whom the legally binding right to compensation arises, and all Persons with whom such Person would be considered a single employer under IRC §414(b)-(c).

(ddd)	“Share” means a share of Common Stock and “Shares” means more than one share of Common Stock.

(eee)	“Significant” means important enough to merit the attention of a reasonable person in the position of the Person subject to the provision of the Plan requiring that the act, omission, or event be Significant. Significant has a lesser level of importance than Material.

(fff)	“Stock Appreciation Right” or “SAR” means an Award granted under Section 8.

(ggg)	“Strike Price” has the meaning given to such term in Section 8(b).

Appendix I-7

(hhh)	“Subsidiary” means, with respect to any specified Person:

(i)	any corporation, association, or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)	any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(iii)	“Sub-Plans” means any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the jurisdiction of the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

(jjj)	“Substitute Awards” has the meaning given to such term in Section 5(f).

(kkk)	“Tax” or “Taxes” means one or more of federal, state, local, and foreign employment, excise, income, and payroll taxes.

(lll)	“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason (including death or Disability).

3.	Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.	Administration.

(a)	General. The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b)	Committee Authority. Subject to the provisions of the Plan and Applicable Requirements, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) adopt Sub-Plans; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Appendix I-8

(c)	Delegation. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Non-Employee Directors. Notwithstanding the foregoing in this Section 4(c), it is intended that any action under the Plan intended to qualify for an exemption provided by Rule 16b-3 promulgated under the Exchange Act related to Persons who are subject to Section 16 of the Exchange Act will be taken only by the Board or by a committee or subcommittee of two or more Qualifying Directors. However, the fact that any member of such committee or subcommittee shall fail to qualify as a Qualifying Director shall not invalidate any action that is otherwise valid under the Plan.

(d)	Finality of Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)	Indemnification. No member of the Board, the Committee, or any employee or agent of any member of the Company Group (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions, or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

Appendix I-9

(f)	Board Authority. Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.	Grant of Awards; Shares Subject to the Plan; Limitations.

(a)	Grants. The Committee may, from time to time, grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee and as set forth in any applicable Award Agreement, including, without limitation, attainment of Performance Targets, subject to the Minimum Vesting Condition.

(b)	Share Reserve and Limits. Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 and Section 5(d), no more than 1,000,000 shares of Common Stock (the “Absolute Share Limit”) shall be available for Awards under the Plan; (ii) subject to Section 11, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) the maximum number of shares of Common Stock subject to Awards granted during a single calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during such calendar year, shall not exceed a total value of $250,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

(c)	Share Counting. When (i) an Option or Stock Appreciation Right is granted under the Plan, the maximum number of shares subject to the Option or Stock Appreciation Right will be counted against the Absolute Share Limit as one share for every share subject to such Option or Stock Appreciation Right, regardless of the actual number of shares (if any) used to settle such Option or Stock Appreciation Right upon exercise; and (ii) an Award other than an Option or Stock Appreciation Right is granted under the Plan, the maximum number of shares subject to the Award will be counted against the Absolute Share Limit as two shares for every share subject to such Award, regardless of the actual number of shares (if any) used to settle such Award. The issuance of shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of shares available under the Plan, as applicable. If shares are not issued or are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares will not be added back to the Absolute Share Limit, but rather will count against the Absolute Share Limit.

Appendix I-10

(d)	Forfeited or Terminated Awards. To the extent that an Award granted under this Plan or a Prior Plan Award expires or is canceled, forfeited or terminated, in whole or in part, (including, without limitation, for failure to achieve service vesting and/or performance vesting conditions) without issuance to the holder thereof of shares of Common Stock to which the Award or Prior Plan Award related or cash or other property in lieu thereof, the unissued shares of Common Stock will again be available for grant under the Plan; provided, that, in any such case, the number of shares again available for grant under the Plan shall be the number of shares previously counted against the Absolute Share Limit (or, in the case of a Prior Plan Award, the number of shares that would have been counted against the Absolute Share Limit if such Prior Plan Award had been granted under this Plan) with respect to such unissued shares of Common Stock to which such Award or Prior Plan Award related, as determined in accordance with Section 5(c).

(e)	Source of Shares. Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase, or a combination of the foregoing.

(f)	Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares of Common Stock under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.

6.	Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7.	Options.

(a)	General. Each Option granted under the Plan shall be evidenced by an Award Agreement, each substantially in the form as attached hereto as Exhibit A, with such changes thereto as the Committee may deem necessary, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

Appendix I-11

(b)	Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c)	Vesting and Expiration; Termination. Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee, including, without limitation, those set forth in Section 5(a), and as set forth in any Award Agreement; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason. Options shall expire upon a date determined by the Committee, not to exceed ten years from the Date of Grant (the “Option Period”). Notwithstanding the foregoing, in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group. The terms and conditions with respect to the treatment of Options in the event of a Participant’s Termination shall be determined by the Committee and reflected in the applicable Award Agreement.

(d)	Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent, and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of Shares otherwise issuable in respect of an Option that is needed to pay the Exercise Price. Any fractional shares of Common Stock shall be settled in cash.

(e)	Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any share of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such share of Common Stock before the later of (i) the date that is two years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any share of Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such share of Common Stock.

Appendix I-12

(f)	Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.	Stock Appreciation Rights.

(a)	General. Each SAR granted under the Plan shall be evidenced by an Award Agreement, each substantially in the form as attached hereto as Exhibit B, with such changes thereto as the Committee may deem necessary. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)	Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c)	Vesting and Expiration; Termination. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a); provided, however, that notwithstanding any such vesting dates or events, the Committee may, in its sole discretion, accelerate the vesting of any SAR at any time and for any reason. SARs shall expire upon a date determined by the Committee, not to exceed ten years from the Date of Grant (the “SAR Period”). The terms and conditions with respect to the treatment of SARs in the event of a Participant’s Termination shall be determined by the Committee and reflected in the applicable Award Agreement.

(d)	Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e)	Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

Appendix I-13

9.	Restricted Stock and Restricted Stock Units.

(a)	Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts and upon such terms as the Committee shall determine.

(b)	Restrictions.

(i)	Subject to Section 11, the Committee shall impose such conditions and/or restrictions on any Shares of Restricted Stock as the Committee may determine including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

(ii)	The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession, or provide for appropriate notations as to any applicable conditions and/or restrictions on any such Shares recorded in book entry form, until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

(iii)	Except as otherwise provided in this Section 9, Shares of Restricted Stock that have not yet been forfeited or canceled shall become freely transferable (subject to any restrictions under applicable securities laws) by the Participant after the last day of the applicable Restriction Period.

(c)	Voting Rights. Participants holding Shares of Restricted Stock may be granted full voting rights with respect to those Shares during the Restriction Period.

(d)	Dividends and Other Distributions. During the Restriction Period, Participants holding Shares of Restricted Stock may be credited with regular cash dividends paid with respect to such Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

(e)	Restricted Stock Units. In lieu of or in addition to any Awards of Restricted Stock, the Committee may grant Restricted Stock Units to any Participant, subject to the terms and conditions of this Section 9 being applied to such Awards as if those Awards were for Restricted Stock and subject to such other terms and conditions as the Committee may determine. Each Restricted Stock Unit shall have an initial value that is at least equal to the Fair Market Value of a Share on the Date of Grant. Restricted Stock Units may be paid at such time as the Committee may determine in its discretion, and payments may be made in a lump sum or in installments, in cash, Shares, or a combination thereof, as determined by the Committee in its discretion.

(f)	General. Each grant of Restricted Stock shall be evidenced by an Award Agreement each substantially in the form as attached hereto as Exhibit C, with such changes thereto as the Committee may deem necessary. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement each substantially in the form as attached hereto as Exhibit D, with such changes thereto as the Committee may deem necessary. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

Appendix I-14

(g)	Stock Certificates and Book-Entry Notation; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

(h)	Vesting; Termination. The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a); provided, however, that notwithstanding any such dates or events, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock or the lapsing of any applicable Restricted Period at any time and for any reason. The terms and conditions with respect to the treatment of Restricted Stock or Restricted Stock Units, as applicable, in the event of a Participant’s Termination shall be determined by the Committee and reflected in the applicable Award Agreement.

(i)	Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i)	Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall issue to the Participant or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).

(ii)	Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units.

(j)	Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

Appendix I-15

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE SIMPLICITY ESPORTS AND GAMING COMPANY 2020 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN SIMPLICITY ESPORTS AND GAMING COMPANY AND THE PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF SIMPLICITY ESPORTS AND GAMING COMPANY.

10.	Other Equity-Based Awards and Other Cash-Based Awards. The Committee may grant Other Equity-Based Awards and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine including, without limitation, those set forth in Section 5(a). Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 14(c).

11.	Qualified Performance-Based Awards.

(a)	Award. Restricted Stock and Restricted Stock Units granted to officers and Employees of the Company Group (within the meaning of Code Section 424) may be granted with the intent that the award satisfy the Performance-Based Exception (any such award intended to satisfy the Performance-Based Exception, a “Qualified Performance-Based Award”). The grant, vesting, or payment of Qualified Performance-Based Awards may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Performance Targets set forth in Section 2(oo) (on an absolute or relative (including, without limitation, relative to the performance of one or more other companies or upon comparisons of any of the indicators of performance relative to one or more other companies) basis, any of which may also be expressed as a growth or decline measure relative to an amount or performance for a prior date or period) for the Company on a consolidated basis or for one or more of the Company’s subsidiaries, segments, divisions, or business or operational units, or any combination of the foregoing.

(b)	Measurement Period. The Performance Period applicable to any Qualified Performance-Based Award may not be less than three (3) months nor more than ten (10) years. To satisfy the Performance-Based Exception, the performance measure(s) applicable to the Qualified Performance-Based Award and specific performance formula, goal or goals (“targets”), including must be established and approved by the Committee during the first ninety (90) days of the applicable Performance Period (and, in the case of Performance Periods of less than one year, in no event after 25% or more of the Performance Period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code.

Appendix I-16

(c)	Performance Target Specification. The terms of a Qualified Performance-Based Award may specify the manner, if any, in which Performance Targets (or the applicable measure of performance) shall be adjusted: to mitigate the unbudgeted impact of Material, unusual or nonrecurring gains and losses; to exclude restructuring and/or other nonrecurring charges; to exclude the effects of financing activities; to exclude exchange rate effects; to exclude the effects of changes to accounting principles; to exclude the effects of any statutory adjustments to corporate tax rates; to exclude the effects of any items of an unusual nature or of infrequency of occurrence; to exclude the effects of acquisitions or joint ventures; to exclude the effects of discontinued operations; to assume that any business divested achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture or to exclude the effects of any divestiture; to exclude the effect of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company; to exclude the effects of stock-based compensation; to exclude the award of bonuses; to exclude amortization of acquired intangible assets; to exclude the goodwill and intangible asset impairment charges; to exclude the effect of any other unusual, non-recurring gain or loss, non-operating item or other extraordinary item; to exclude the costs associated with any of the foregoing or any potential transaction that if consummated would constitute any of the foregoing; or to exclude other items specified by the Committee at the time of establishing the targets.

(d)	Reservation of Discretion to Custom Tailor. The Committee will have the discretion to determine the restrictions or other limitations of the individual Qualified Performance-Based Awards including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

(e)	Certification of Attainment. Before any Qualified Performance-Based Award is paid and to the extent applicable to satisfy the Performance-Based Exception, no payment under such Award shall be made prior to the time that the Committee certifies in writing that the performance measure has been achieved. For this purpose, a resolution adopted at the Committee meeting at which the certification is made shall be treated as a written certification. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date such Award was made.

(f)	Duration of Authorization to Grant. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new Qualified Performance-Based Awards shall terminate upon the first meeting of the Company’s shareholders that occurs in the fifth year following the year in which the Effective Date occurs, subject to any subsequent extension that may be approved by the Company’s shareholders.

(g)	Non-Exclusivity. Options and SARs granted to any such officer or Employee of the Company or any subsidiary corporation (within the meaning of Code Section 424) may also be intended to satisfy the Performance-Based Exception, but any such Option or SAR need not satisfy the other requirements set forth above as to Qualified Performance-Based Awards. Awards not satisfying Section 162(m) of the Code are not subject to the requirements of this Section 11. Nothing in the Plan requires the Committee to qualify any Award or compensation as “performance-based compensation” under Section 162(m) of the Code.

Appendix I-17

12.	Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder unless otherwise specifically set forth in a particular Award Agreement with respect to an Award (other than Other Cash-Based Awards):

(a)	General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including a Change in Control), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 11 shall be conclusive and binding for all purposes.

(b)	Adjustment Events. Without limiting the foregoing, except as may otherwise be provided in an Award Agreement, in connection with any Adjustment Event, the Committee may, in its sole discretion, provide for any one or more of the following:

(i)	substitution or assumption of Awards (or awards of an acquiring company), acceleration of the exercisability of, lapse of restrictions on, or termination of Awards, or a period of time (which shall not be required to be more than ten days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(ii)	subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event) the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor), or, in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards prior to cancellation, or the underlying shares in respect thereof.

Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

Appendix I-18

(c)	Other Requirements. Prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

(d)	Fractional Shares. Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

(e)	Binding Effect. Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 11 shall be conclusive and binding for all purposes.

13.	Amendments and Termination.

(a)	Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation, or termination shall be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted); (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or Section 11), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect an Award holder’s rights with respect to a previously granted and outstanding Award shall not to that extent be effective without the consent of the affected holder of such Award. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) without stockholder approval.

(b)	Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 11, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect an Award holder’s rights with respect to a previously granted and outstanding Award shall not to that extent be effective without the consent of the affected holder of such Award; provided, further, that without stockholder approval, except as otherwise permitted under Section 11, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the canceled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

Appendix I-19

14.	General.

(a)	Award Agreements. Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability, or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate, or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

(b)	Nontransferability.

(i)	Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.

(ii)	Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any Person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C), and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)	The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan or in any applicable Award Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

Appendix I-20

(c)	Dividends and Dividend Equivalents.

(i)	The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (A) Options or SARs or (B) unearned Awards subject to performance vesting conditions (other than or in addition to the passage of time) (although dividends and dividend equivalents may be accumulated in respect of unearned Awards and paid within 30 days after such Awards are earned and become payable or distributable).

(ii)	Without limiting the foregoing, unless otherwise provided in the Award Agreement, any dividend otherwise payable in respect of any share of Restricted Stock that remains subject to vesting conditions at the time of payment of such dividend shall be retained by the Company, remain subject to the same vesting conditions as the share of Restricted Stock to which the dividend relates and shall be delivered (without interest) to the Participant within 30 days following the date on which such restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate).

(iii)	To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable within 30 days of the date that the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

(d)	Tax Withholding.

(i)	A Participant shall be required to pay to the Company or one or more of its Subsidiaries, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment, and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or any of its Subsidiaries may elect, in its sole discretion, to satisfy this requirement by withholding such amount from any cash compensation or other cash amounts owing to a Participant.

(ii)	Without limiting the foregoing, the Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the minimum income, employment, and/or other applicable taxes that are statutorily required to be withheld with respect to an Award by: (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such minimum statutorily required withholding liability (or portion thereof); or (B) having the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of shares of Common Stock with an aggregate Fair Market Value equal to an amount, subject to clause (iii) below, not in excess of such minimum statutorily required withholding liability (or portion thereof).

Appendix I-21

(iii)	The Committee, subject to its having considered the applicable accounting impact of any such determination, has full discretion to allow Participants to satisfy, pursuant to an Award Agreement or otherwise, in whole or in part, any additional income, employment, and/or other applicable taxes payable by them with respect to an Award by electing to have the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, shares of Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdictions).

(e)	Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

(f)	No Claim to Awards; No Rights to Continued Employment or Service; Waiver. No Contractor, Director or Employee, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on, or after the Date of Grant.

(g)	International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.

Appendix I-22

(h)	Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(i)	No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of Shares which are subject to Awards hereunder until such Shares have been issued or delivered to such Person.

(j)	Government and Other Regulations.

(i)	The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such Shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all Shares or other securities of any member of the Company Group issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations, and other requirements of the Securities and Exchange Commission and any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted, and any other applicable Federal, state, local, or non-U.S. laws, rules, regulations, and other requirements, and, without limiting the generality of Section 9, the Committee may cause a legend or legends to be put on certificates representing Shares or other securities of any member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of any member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add, at any time, any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with Applicable Requirements of any governmental entity to whose jurisdiction the Award is subject.

Appendix I-23

(ii)	The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company, and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable, or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code: (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award), with such amount being delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof or (B) in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, or the underlying shares in respect thereof.

(k)	No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee (or its designee in accordance with Section 4(c)) in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l)	Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m)	Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(n)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

Appendix I-24

(o)	Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(p)	Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.

(q)	Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws’ provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.

(r)	Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(s)	Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(t)	Section 409A of the Code.

(i)	Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(ii)	Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six-month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

Appendix I-25

(iii)	Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) are accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

(u)	Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law. Further, unless otherwise determined by the Committee, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

(v)	Detrimental Activity. Notwithstanding anything to the contrary contained herein, but subject to any amendment to or modification of the effectiveness of this Section 14(v) which may be agreed to by the Committee in writing with respect to a Participant, whether in an employment agreement or otherwise, if a Participant has engaged in any intentional Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:

(i)	cancellation of any or all of such Participant’s outstanding Awards; or

(ii)	forfeiture by the Participant of any gain realized on the vesting or exercise of Awards, and repayment of any such gain promptly to the Company.

(w)	Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile, or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

(x)	Expenses; Titles and Headings; References. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References herein the particular Section shall be deemed a reference to such Section of this Plan.

***

Appendix I-26

Exhibit A

Form of Option Award Agreement

Simplicity Esports and Gaming Company

Option Award Agreement

This grant of an Award to purchase Shares (“Grant”) is made as of [_______________] (the “Effective Date”) by Simplicity Esports and Gaming Company, a Delaware corporation (the “Company”) under the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “Plan”), to [__________________] (the “Participant”). Under applicable provisions of the Internal Revenue Code of 1986, as amended, the Option is treated as [an incentive option][a non-qualified option].

By signing this cover sheet, you hereby accept the Option (as defined below) and agree to all of the terms and conditions described herein and in the Plan.

Participant Name:
Signature:

Simplicity Esports and Gaming Company

By:
Name:
Title:

This is not a stock certificate or a negotiable instrument. This grant of Option is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE OPTIONS GRANTED TO YOU.

***

A-1

1.	Grant. As of the Effective Date, the Company granted to the Participant an option (the “Option”) to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of [________________] shares of the Company’s Common Stock, par value $0.0001 per share, (the “Option Shares”), at the purchase price of $[____________] per share (the “Option Price”). The Participant shall have the cumulative right to exercise the Option, and the Option is only exercisable, with respect to the following number of Option Shares on or after the following dates:

Date	Number of Shares Vested and Which May be Acquired

The Committee may, in its sole discretion, accelerate the date on which the Participant may purchase Option Shares.

2.	Term. The Option granted hereunder shall expire in all events at 5:00 p.m., Eastern time on [______________], unless sooner terminated as provided in in this Section 2.

(a)	Voluntary Termination or Dismissal for Cause. Except as otherwise provided herein or in any separate provisions applicable to this Option, the Option shall immediately terminate upon termination of the Participant’s employment with the Company and its Affiliates (as defined below) if (i) Participant voluntarily terminates his or her employment with the Company and its Affiliates or (ii) the Participant is dismissed from employment with the Company and the Committee (as defined below) finds, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant was dismissed for Cause (as defined below). In addition to the immediate termination of the Option, if the Participant is found by the Committee to have been dismissed for Cause, the Participant shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price for such Option Shares.

(b)	Dismissal Without Cause. The Option shall terminate two (2) weeks after the Participant’s employment with the Company and its Affiliates is terminated by reason of dismissal without Cause. During such two-week period the Participant may purchase any remaining Option Shares which could have been purchased on the date Participant’s employment terminated, but may not purchase any Option Shares which would otherwise first become purchasable during such two-week period.

(c)	Disability or Death. As to any Participant who is an Employee, except as otherwise provided herein or in any separate provisions applicable to this Option, the Option shall terminate one (1) year after the Participant’s employment with the Company and/or its Affiliates is terminated by reason of the Participant’s Disability or by death. During such one year period the Participant (or, as applicable, the Participant’s heirs or legal representative) may purchase any remaining Option Shares which could have been purchased on the date Participant’s employment terminated, but may not purchase any Option Shares which would otherwise become purchasable during such one year period.

(d)	Change in Accounting Treatment. If the Committee finds that a change in the financial accounting treatment for options granted under the Plan adversely affects the Company or, in the determination of the Committee, may adversely affect the Company in the foreseeable future, the Committee may, in its discretion, set an accelerated termination date for the Option. In such event, the Committee may take whatever other action, including acceleration of any exercise provisions, it deems necessary.

(e)	Change in Control. In the event of a Change in Control (as defined in the Plan) the Option shall become immediately exercisable in full. In addition, in such event the Committee may accelerate the termination date of the Option to a date no earlier than thirty (30) days after notice of such acceleration is given to the Participant. Upon the giving of any such acceleration notice, the Option shall become immediately exercisable in full.

(f)	Definitions. For purposes of this Option the term “Cause” has the meaning set forth in the Plan, unless an alternate definition of such term is included in any written employment or service agreement between Participant and the Company (in which case such alternate definition shall control).

A-2

3.	Blackout Periods. The Committee reserves the right to suspend or limit the Participant’s rights to exercise and sell Shares acquired through the exercise of Options to comply with Applicable Requirements and any Company’s insider trading policy, any applicable Law, or at any other times that it deems appropriate.

4.	General Rules. To the extent otherwise exercisable, this Option may be exercised in whole or in part except that (a) any partial exercise of this Option must be for a round lot of 100 Option Shares or a whole number multiple thereof and (b) this Option may in no event be exercised (i) with respect to fractional shares or (ii) after the expiration of the Option term for any reason under Section 2 hereof.

5.	Transfers. Except as otherwise provided herein or in any separate provisions applicable to this Option, the Option is transferable by the Participant only by will or pursuant to the laws of descent and distribution in the event of the Participant’s death, in which event the Option may be exercised by the heirs or legal representatives of the Participant. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a “qualified domestic relations order,” within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a Person other than the Participant shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

6.	Method of Exercise and Payment.

(a)	Method of Exercise. When exercisable under the terms herein, the Option may be exercised by written notice, pursuant Section 10, to the Committee specifying the number of Option Shares to be purchased and, unless the Option Shares are covered by a then-current registration statement or a Notification under Regulation A under the Securities Act of 1933 (the “Act”) and current registrations under Applicable Requirements, containing the Participant’s acknowledgement, in form and substance satisfactory to the Company, that the Participant (a) is purchasing such Option Shares for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) has been advised and understands that (i) the Option Shares have not been registered under the Act and are “restricted securities” within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Participant any exemption from such registration, and (c) has been advised and understands that such Option Shares may not be transferred without compliance with Applicable Requirements. The notice shall be accompanied by payment of the aggregate Option Price of the Option Shares being purchased. Such exercise shall be effective upon the actual receipt by the Committee of such written notice and payment. For these purposes, the Participant shall be deemed to have made the payment required for exercise of the Option at such time as it is determined that satisfactory arrangements have been made to ensure payment of all amounts as are required to be paid by Participant in connection with the exercise of the Option.

(b)	Medium of Payment. An Participant may pay for Option Shares, and the amount of any tax withholding required under Section 6(c) below, (i) in cash, (ii) by certified check payable to the order of the Company, (iii) by means of arranging through a broker designated by the Company to have the broker remit sufficient proceeds from the sale of such Shares, (iv) by means of a net issuance (as described below), (v) by a combination of the foregoing, or (vi) by such other method as the Committee may determine to be appropriate from time to time. Furthermore, subject to the restrictions described below, payment of the Option Price of the Option Shares being purchased may be made all or in part in Shares held by the Participant for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Participant shall (1) deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice that is not greater than the product of the Option Price and the number of Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates or (2) attest to his ownership of shares of Common Stock having a fair market value on the date of exercise at least equal to the options being exercised. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board of Directors to accept such Shares in payment of the Option Price. The Board of Directors may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate. The Participant may arrange for exercise of an Option and payment of the Option Price by means of a net issuance of Shares as described below, provided, however, that exercise by means of a net issuance shall be permitted only as follows: (x) if the Participant is an officer (as defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended) at the time of exercise, then a net issuance must be approved in advance by the Committee, and (y) if the Participant is not an officer (as defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended) at the time of exercise, then a net issuance must be approved in advance by the Committee or, if and to the extent the Committee so determines, the Company’s General Counsel or other officer of the Company. If a net issuance of shares is so approved and the Participant chooses to exercise in that manner, the exercise of the Option shall be treated as follows: Upon notice of exercise, the Participant shall be deemed, as of the date of exercise, to have received all of the Shares subject to the Option (or such portion of such Shares as corresponds to the portion of the Option being exercised), and shall simultaneously be deemed to have delivered back to the Company that number of such Shares as have a fair market value (determined as of the date of exercise) equal to the Option Price required to be paid on exercise of the Option (or portion being exercised) and any additional amounts required to be paid by the Participant in connection with the exercise of the Option.

A-3

(c)	Withholding. In addition to payment of the Option Price for the Option Shares being purchased, as a condition to the issuance of Option Shares and the delivery of any certificate for such Option Shares, the Participant shall be required to remit to the Company an amount sufficient to satisfy any federal, state and/or local tax withholding requirements arising in connection with the exercise of the Option. If the Company for any reason does not require the Participant to make a payment sufficient to satisfy such withholding requirements, any tax withholding payments made by the Company or any Affiliate to any federal, state or local tax authority with respect to the exercise of the Option shall constitute a personal obligation of the Participant to the Company, payable upon demand or, at the option of the Company, by deduction from future compensation payable to the Participant. In addition, at the request of the Participant, with consent of the committee (which may be unreasonably withheld), or to the extent it is determined by the Committee to be necessary or appropriate in connection with any applicable federal, state or local tax withholding obligations, the Company may withhold a portion of the Option Shares that would otherwise be issuable to the Participant on the exercise of the Option. In such event, the portion of the withholding obligation thus satisfied shall be equal to the fair market value of the Option Shares so withheld determined as of the date the Option is exercised.

7.	Adjustments on Changes in Common Stock. In the event that, prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be an increase or decrease in the number of issued shares of Common Stock of the Company as a result of a subdivision or consolidation of Shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such Shares, effected without receipt of consideration by the Company, the remaining number of Option Shares still subject to the Option and the Option Price therefor shall be adjusted in a manner determined by the Committee so that the adjusted number of Option Shares and the adjusted Option Price shall be the substantial equivalent of the remaining number of Option Shares still subject to the Option and the Option Price thereof prior to such change. For purposes of this Section 7 no adjustment shall be made as a result of the issuance of Common Stock upon the conversion of other securities of the Company which are convertible into Shares.

8.	Legal Requirements. If the listing, registration or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered.

9.	Administration. The Option has been granted pursuant to, and is subject to the terms and provisions of, the Plan. All questions of interpretation and application of the Plan and the Option shall be determined by the Committee, and such determination shall be final, binding and conclusive. The Option shall not be treated as an incentive stock option (as such term is defined in section 422(b) of the Code) for federal income tax purposes unless expressly indicated as same hereupon.

10.	Notices. Any notice to be given to the Company shall be addressed to the Committee at its principal executive office, and any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel or other records of the Company or the applicable member of the Company Group with which Participant is a Service Provider as a Contractor, Director or Employee, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

11.	Reservation of Right to Terminate. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Participant in its applicable capacity as a Contractor, Employee or Director at any time for any reason whatsoever.

12.	Choice of Law; Jurisdiction. This Grant shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, SOLELY IF SUCH COURT DOES NOT HAVE JURISDICTION, IN THE STATE AND FEDERAL COURTS OF THE STATE OF DELAWARE PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

***

A-4

Exhibit B

Form of Stock Appreciation Right Award Agreement

Simplicity Esports and Gaming Company

Stock Appreciation Rights Award Agreement

Number of SARs	Grant Date	Vesting Schedule

Strike Price: $_______________ per share of Common Stock

Simplicity Esports and Gaming Company, a Delaware corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) Stock Appreciation Rights (the “SAR”), pursuant to the terms of the attached Stock Appreciation Rights Award Agreement and the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Stock Appreciation Rights Award Agreement and the Plan.

Participant:
Signature:

Simplicity Esports and Gaming Company

By:
Name:
Title:

This is not a stock certificate or a negotiable instrument. This grant of SAR is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE SAR GRANTED TO YOU.

B-1

Simplicity Esports and Gaming Company

STOCK APPRECIATION RIGHTS AWARD AGREEMENT

1.	SAR/Nontransferability. This Stock Appreciation Rights Award Agreement (this “Agreement”) evidences the grant to you on the Grant Date set forth on the cover page of this Agreement the Stock Appreciation Right as set forth therein (the “SAR”) under the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “Plan”). These SARs represent the right to receive, upon vesting thereof, an amount in cash equal to the excess of (A) the Fair Market Value of one share of Common Stock on the date of exercise over (B) the Strike Price as set forth on the cover page hereof. This SAR will NOT be credited with dividends to the extent dividends are paid on the Common Stock of the Company. Your SAR may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the SAR be made subject to execution, attachment or similar process. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in the Plan.

2.	The Plan. The SAR is issued in accordance with and is subject to and conditioned upon all of the terms and conditions of this Agreement and the Plan as amended from time to time; provided, however, that no future amendment or termination of the Plan shall, without your consent, alter or impair any of your rights or obligations under the Plan, all of which are incorporated by reference in this Agreement as if fully set forth herein.

3.	Cash Value Determination upon Vesting and Time of Payment. Subject to the terms and conditions set forth in this Agreement, the SARs covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement, provided the Participant is a Contractor, Director or Employee of the Company on the Date of Vesting. The payment of the value of the SARs shall be made no later than ten (10) days thereafter. The payment of amounts with respect to the SARs is subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan as established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions relating to (i) rights and obligations with respect to withholding taxes, (ii) capital or other changes of the Company and (iii) other requirements of applicable law.

4.	Termination. Your right to the SARs under this Agreement, to the extent the restrictions have not lapsed, shall terminate immediately upon your termination as a Contractor, Director or Employee of the Company or another member of the Company Group if (i) Participant voluntarily terminates his, her or its status as a Contractor, Director or Employee of the Company or another member of the Company Group or (ii) the Participant is dismissed from his, her or its status as a Contractor, Director or Employee of the Company or another member of the Company Group and the Committee (as defined below) finds, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant was dismissed for Cause (as defined below). The term “Cause” has the meaning set forth in the Plan, unless an alternate definition of such term is included in any written employment or service agreement between Participant and the Company (in which case such alternate definition shall control).

5.	Accelerated Vesting. Your right to the SARs under this Agreement shall immediately vest as to 100% of the total number of shares covered by this grant (i) upon your termination of the Participant’s employment with the Company and its Affiliates as an Employee or Director on account of your death or permanent and Disability; (ii) upon the occurrence of a Change in Control (in the case of either subparts (i) or (ii), above, as set forth in the Plan); or (iii) upon the occurrence of a Change in Control (as defined in the Plan).

6.	Additional Forfeiture. The Committee may cancel, suspend, withhold or otherwise limit or restrict your right to any of the payments under this Agreement at any time if you (i) are not in compliance with all applicable provisions of this Agreement or the Plan or (ii) engage in any activity inimical, contrary or harmful to the interests of the Company, including, but not limited to: (A) conduct related to your service or employment for which either criminal or civil penalties against you may be sought (B) violation of any policies of the Company, including, without limitation, insider trading or anti-harassment policies or (C) participating in a hostile takeover attempt against the Company.

7.	Reservation of Right to Terminate. Neither the grant of any SARs, nor any other action taken with respect to the SARs, shall confer upon the Participant any right to continue as a Contractor, Director or Employee nor shall interfere in any way with the right of the Company or any member of the Company Group to terminate Participant in its applicable capacity as a Contractor, Employee or Director at any time except as may be expressly limited by another written agreement.

8.	No Stockholder Rights. SARs are not Shares. Neither the Participant, nor any Person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a holder of Shares.

B-2

9.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

10.	Choice of Law; Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, SOLELY IF SUCH COURT DOES NOT HAVE JURISDICTION, IN THE STATE AND FEDERAL COURTS OF THE STATE OF DELAWARE PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

11.	Income Taxes. You agree to comply with the appropriate procedures established by the Company, from time to time, to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the SARs.

***

B-3

Exhibit C

Form of Restricted Stock Award Agreement

Simplicity Esports and Gaming Company

Restricted Stock Award Agreement

Number of Shares	Grant Date	Vesting Schedule

Simplicity Esports and Gaming Company, a Delaware corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) shares of Restricted Stock (the “Shares”), pursuant to the terms of the attached Restricted Stock Award Agreement and the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Stock Award Agreement and the Plan.

Participant:
Signature:

Simplicity Esports and Gaming Company

By:
Name:
Title:

This is not a stock certificate or a negotiable instrument. This grant of Shares is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE SHARES GRANTED TO YOU.

C-1

Simplicity Esports and Gaming Company

RESTRICTED STOCK AWARD AGREEMENT

1.	Award. This Restricted Stock Award Agreement (this “Agreement”) evidences the grant to Participant on the Grant Date set forth on the cover page of this Agreement the shares of Restricted Stock as set forth therein (the “Shares”) under the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “Plan”). Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in the Plan.

2.	Non-Transferability of the Shares. Your Shares may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Shares be made subject to execution, attachment or similar process. Except as may be required by federal income tax withholding provisions or by the tax laws of any state, your interests (and the interests of your beneficiaries, if any) under this Agreement are not subject to the claims of your creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Your rights to your Shares are no greater than that of other general, unsecured creditors of the Company.

3.	Vesting; Etc.

(a)	Vesting Generally. Subject to the terms and conditions set forth in this Agreement, the Shares covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement, provided the Participant is a Contractor, Director or Employee of the Company or a member of the Company Group on the Date of Vesting.

(b)	Retirement. If, at a time when the Participant who is an Employee could not have been terminated for Cause, the Participant voluntarily terminates his or her employment with the Company and its Affiliates on or after the attainment of either (i) age 58 and following the completion of at least ten years of service to the Company or any of its Affiliates or (ii) age 62 following the completion of at least five years of service to the Company or any of its Affiliates (“Retirement”), then the Shares shall continue to vest pursuant to the vesting schedule set forth herein as though the Participant had not voluntarily terminated employment.

(c)	Death or Disability. If, at a time when the Participant who is an Employee could not have been terminated for Cause (as defined below), the Participant terminates his or her status as an Employee due to Participant’s death or Disability, then all unvested Shares shall immediately vest.

(d)	Change in Control. In the event that the Participant’s status as an Employee following a Change in Control then all unvested Shares shall immediately vest.

(e)	Other Termination. If the Participant’s employment terminates for any reason not described above, then any Shares (and all deferred dividends paid or credited thereon) that have not vested as of the date of such termination shall automatically be forfeited and returned to the Company.

4.	Dividends. Participant shall not be entitled to any cash, securities or property that would have been paid or distributed as dividends with respect to the Shares subject to this Agreement prior to the date the Shares are delivered to Participant; provided, however, that the Company shall keep a hypothetical account in which any such items shall be recorded, and shall pay to Participant the amount of such dividends (in cash or in kind as determined by the Company) on the same date that the Shares to which such payments or distributions relate are required to be delivered under this Agreement.

5.	Delivery of Shares.

(a)	Full Vesting. Shares that vest (together with any payment due pursuant to the terms herein in respect of such Shares) shall be delivered to Participant (or the person to whom ownership rights may have passed by will or the laws of descent and distribution), on or as soon as administratively practicable after, the first to occur of the following, in all cases subject to Section 5(c):

(i)	For Shares that have vested pursuant to Section 3(a) and Section 3(b), [date].

C-2

(ii)	For Shares that have vested pursuant to Section 3(c), the date of Participant’s termination of employment due to death or Disability.

(iii)	For Shares that have vested pursuant to Section 3(d) the date of termination of Participant’s employment.

(b)	Partial Vesting. If Shares have vested pursuant to Section 3(a) and Participant’s employment with the Company or any of its Affiliates terminates for any reason (other than those set forth in Section 3(b), Section 3(c) or Section 3(d) and other than for Cause) before the date set forth in Section 5(a)(i), then, subject to Section 5(c), Shares that have vested on or before the date on which the Participant’s employment terminates (together with any payment due pursuant to Section 4 in respect of such Shares) shall be delivered to Participant on or as soon as administratively practicable after, 30 days following Participant’s last day of employment with the Company. Any Shares that have not vested on or before the date on which such Participant’s employment terminates shall be forfeited on such date, and no Shares shall be delivered nor payment made in respect of such Shares.

(c)	Certain Limitations. Notwithstanding the foregoing provisions of this Section 5, delivery of Shares by reason of Participant’s termination of employment shall be delayed until the six (6) month anniversary of the date of Participant’s termination of employment to the extent necessary to comply with Code Section 409A(a)(B)(i), and the determination of whether or not there has been a termination of Participant’s employment with the Company shall be made by the Committee consistent with the definition of “separation from service” (as that phrase is used for purposes of Code Section 409A, and as set forth in Treasury Regulation Section 1.409A-1(h)).

(d)	The Company shall, without payment from Participant (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) for the Shares, other than any required withholding taxes, as provided for in Section below, (i) deliver to Participant (or such other person) a certificate for the Shares being delivered or (ii) deliver electronically to an account designated by Participant (or such other person) the Shares being delivered, in either case without any legend or restrictions, except for such restrictions as may be imposed by the Committee, in its sole judgment, consistent with the terms of the Plan. The Company may condition delivery of the Shares upon the prior receipt from Participant (or such other person) of any undertakings which it may determine are required to assure that the Shares being delivered are being issued in compliance with federal and state securities laws. The right to any fractional Shares shall be satisfied in cash, measured by the product of the fractional amount times the fair market value of a Share on the date the Share would otherwise have been delivered, as determined by the Committee.

6.	Termination for Cause. All of the Shares and Participant’s rights to receive Shares, whether or not vested, and any payment hereunder shall be forfeited if Participant is terminated from employment and the Committee (or, with respect to any Participant who is not an “officer” as defined for purposes of Section 16 of the Exchange Act, its designee) determines that the Participant was dismissed for Cause. The term “Cause” has the meaning set forth in the Plan, unless an alternate definition of such term is included in any written employment or service agreement between Participant and the Company (in which case such alternate definition shall control); (as defined below).

7.	Rights of Participant. Participant shall have none of the rights of a shareholder at any time prior to the delivery of the Shares subject to this Agreement, except as expressly set forth in the Plan or herein.

8.	Withholding Taxes. Participant shall be responsible to pay to the Company the amount of withholding taxes as determined by the Company with respect to the date the Shares are delivered. If Participant does not arrange for payment of the applicable withholding taxes by providing such amount to the Company in cash prior to the date established by the Company as the deadline for such payment, Participant shall be treated as having elected to relinquish to the Company a portion of the Shares that would otherwise have been transferred to Participant having a fair market value, based on the Fair Market Value of the Common Stock on the business day immediately preceding the date of delivery of the Shares, equal to the amount of such applicable withholding taxes, in lieu of paying such amount to the Company in cash. Participant authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld for federal, state or local law in connection with this Agreement.

C-3

9.	Notices. Any notice to the Company under this Agreement shall be made in care of the Committee to the office of the General Counsel, at the Company’s main offices. Any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel records of the Company or the Affiliate of the Company by which he or she is employed, or at such other address as either party hereafter may designate in writing to the other. The Company may provide any notice hereunder through electronic means, including through the Company’s equity plan administrator.

10.	Legal Requirements. If the listing, registration or qualification of Shares deliverable in respect of an Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance of such Shares, the Company shall not be obligated to issue or deliver such Shares unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on any Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered. The Committee may from time to time impose any other conditions on the Shares it deems necessary or advisable to ensure that Shares are issued and resold in compliance with the Securities Act of 1933, as amended.

11.	Grant of Shares Not to Affect Service. The grant of the Shares shall not confer upon Participant any right to continue as an employee of the Company or to serve in any other capacity for the Company or any Affiliate.

12.	Acceleration. The Committee shall have the authority to accelerate vesting in its own discretion in amounts and under circumstances where the Committee deems it equitable to do so and on conditions reasonably imposed by the Committee.

13.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

14.	Choice of Law; Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, SOLELY IF SUCH COURT DOES NOT HAVE JURISDICTION, IN THE STATE AND FEDERAL COURTS OF THE STATE OF DELAWARE PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

***

C-4

Exhibit D

Form of Restricted Unit Award Agreement

Simplicity Esports and Gaming Company

Restricted Unit Award Agreement

Number of Restricted Stock Units	Grant Date	Vesting Schedule/Performance Period/Performance Vesting Requirements

Simplicity Esports and Gaming Company, a Delaware corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) the Restricted Stock Units (the “Restricted Stock Units” or “RSUs”), pursuant to the terms of the attached Restricted Unit Award Agreement and the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Unit Award Agreement and the Plan.

Participant:
Signature:

Simplicity Esports and Gaming Company

By:
Name:
Title:

This is not a stock certificate or a negotiable instrument. This grant of RSUs is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the

Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY

WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS

TO EVIDENCE THE RSUs GRANTED TO YOU.

D-1

Simplicity Esports and Gaming Company

RESTRICTED UNIT AWARD AGREEMENT

1.	Award. This Restricted Unit Award Agreement (this “Agreement”) evidences the grant to Participant on the Grant Date set forth on the cover page of this Agreement the Restricted Stock Units as set forth therein (the “Restricted Stock Units” or “RSUs”) under the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “Plan”). As used herein, the term “Restricted Stock Unit” or “RSU” shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding Share solely for purposes of the Plan and this Agreement. The Restricted Stock Units shall be used solely as a device for the determination of the payment to eventually be made to the Participant if such Restricted Stock Units vest pursuant to this Award Agreement. The Restricted Stock Units shall not be treated as property or as a trust fund of any kind. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in the Plan.

2.	Non-Transferability of the RSUs. Your RSUs may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the RSUs be made subject to execution, attachment or similar process. Except as may be required by federal income tax withholding provisions or by the tax laws of any state, your interests (and the interests of your beneficiaries, if any) under this Agreement are not subject to the claims of your creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Your rights to your RSUs are no greater than that of other general, unsecured creditors of the Company.

3.	Vesting; Etc.

(a)	Vesting Generally. Subject to the terms and conditions set forth in this Agreement, the RSUs covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement and subject to the satisfaction or attainment of the performance criteria set forth therein, if any, provided the Participant is employed by the Company on the date of vesting.

(b)	Retirement. If, at a time when the Participant could not have been terminated for Cause, the Participant voluntarily terminates his or her employment with the Company and its Affiliates on or after the attainment of either (i) age 58 and following the completion of at least ten years of service to the Company or any of its Affiliates or (ii) age 62 following the completion of at least five years of service to the Company or any of its Affiliates (“Retirement”), then the RSUs shall continue to vest pursuant to the vesting schedule set forth herein as though the Participant had not voluntarily terminated employment.

(c)	Death or Disability. If, at a time when the Participant could not have been terminated for Cause (as defined below), the Participant terminates his or her employment with the Company and its Affiliates due to Participant’s death or Disability, then all unvested RSUs shall immediately vest.

(d)	Change in Control. In the event that the Participant’s employment with the Company and its Affiliates is terminated following a Change in Control then all unvested RSUs shall immediately vest.

(e)	Other Termination. If the Participant’s employment terminates for any reason not described above, then any RSUs (and all deferred dividends paid or credited thereon) that have not vested as of the date of such termination shall automatically be forfeited and returned to the Company.

4.	Dividends. Participant shall not be entitled to any cash, securities or property that would have been paid or distributed as dividends with respect to the RSUs subject to this Agreement prior to the date the RSUs are delivered to Participant; provided, however, that the Company shall keep a hypothetical account in which any such items shall be recorded, and shall pay to Participant the amount of such dividends (in cash or in kind as determined by the Company) on the same date that the RSUs to which such payments or distributions relate are required to be delivered under this Agreement.

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5.	Timing and Manner of Payment on RSUs.

(a)	On or as soon as administratively practical following the vesting event pursuant to this Agreement (and in all events not later than two and one-half (2 ½) months after such vesting event), the Company shall deliver to the Participant a number of Shares (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Company in its discretion) equal to the number of Shares subject to the RSU that vest on the Vesting Date, less any withholding or expenses as set forth herein, or may settle the RSU in cash via payment of the Fair Market Value of such Shares, as determined by the Committee. The Company’s obligation to deliver Shares or otherwise make payment with respect to vested RSUs is subject to the condition precedent that the Participant or other person entitled under the Plan to receive any Shares or payment with respect to the vested RSUs deliver to the Company any representations or other documents or assurances required pursuant to the Plan. The Participant shall have no further rights with respect to any RSUs that are paid or that terminate pursuant to this Agreement or the Plan.

(b)	Partial Vesting. If RSUs have vested pursuant to Section 3(a) and Participant’s employment with the Company or any of its Affiliates terminates for any reason (other than those set forth in Section 3(b), Section 3(c) or Section 3(d) and other than for Cause) before the date set forth in Section 5(a)(i), then, subject to Section 5(c), RSUs that have vested on or before the date on which the Participant’s employment terminates (together with any payment due pursuant to Section 4 in respect of such RSUs) shall be settled to Participant on or as soon as administratively practicable after, 30 days following Participant’s last day of employment with the Company. Any RSUs that have not vested on or before the date on which such Participant’s employment terminates shall be forfeited on such date, and no Shares shall be delivered nor payment made in respect of such RSUs.

(c)	Certain Limitations. Notwithstanding the foregoing provisions of this Section 5, delivery of Shares or other payment with respect to RSUs by reason of Participant’s termination of employment shall be delayed until the six (6) month anniversary of the date of Participant’s termination of employment to the extent necessary to comply with Code Section 409A(a)(B)(i), and the determination of whether or not there has been a termination of Participant’s employment with the Company shall be made by the Committee consistent with the definition of “separation from service” (as that phrase is used for purposes of Code Section 409A, and as set forth in Treasury Regulation Section 1.409A-1(h)).

(d)	The Company shall, without payment from Participant (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) for the Shares or other payment for the RSUs, other than any required withholding taxes, as provided for herein, (i) deliver to Participant (or such other person) a certificate for any Shares being delivered or (ii) deliver electronically to an account designated by Participant (or such other person) the payment being made or the Shares being delivered, in either case without any legend or restrictions, except for such restrictions as may be imposed by the Committee, in its sole judgment, consistent with the terms of the Plan. The Company may condition delivery of Shares or payment for the RSUs upon the prior receipt from Participant (or such other person) of any undertakings which it may determine are required to assure that any Shares being delivered or payment for the RSUs being made is being completed in compliance with federal and state securities laws. If settled via the issuance of Shares, the right to any fractional Shares shall be satisfied in cash, measured by the product of the fractional amount times the fair market value of a Share on the date the Share would otherwise have been delivered, as determined by the Committee.

6.	Termination for Cause. All of the RSUs and Participant’s rights to receive Shares or any payment related thereto, whether or not vested, and any payment hereunder shall be forfeited if Participant is terminated from employment and the Committee (or, with respect to any Participant who is not an “officer” as defined for purposes of Section 16 of the Exchange Act, its designee) determines that the Participant was dismissed for Cause. The term “Cause” has the meaning set forth in the Plan, unless an alternate definition of such term is included in any written employment or service agreement between Participant and the Company (in which case such alternate definition shall control); (as defined below).

7.	Rights of Participant. Participant shall have none of the rights of a shareholder at any time prior to the delivery of any Shares pursuant to the RSUs subject to this Agreement, except as expressly set forth in the Plan or herein.

8.	Withholding Taxes. Participant shall be responsible to pay to the Company the amount of withholding taxes as determined by the Company with respect to the date the RSUs are settled. If Participant does not arrange for payment of the applicable withholding taxes by providing such amount to the Company in cash prior to the date established by the Company as the deadline for such payment, Participant shall be treated as having elected to relinquish to the Company a portion of the Shares that would otherwise have been transferred to Participant having a fair market value, based on the Fair Market Value of the Common Stock on the business day immediately preceding the date of delivery of the Shares, equal to the amount of such applicable withholding taxes, in lieu of paying such amount to the Company in cash, or an amount in cash if the RSU is settled in cash. Participant authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld for federal, state or local law in connection with this Agreement.

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9.	Notices. Any notice to the Company under this Agreement shall be made in care of the Committee to the office of the General Counsel, at the Company’s main offices. Any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel records of the Company or the Affiliate of the Company by which he or she is employed, or at such other address as either party hereafter may designate in writing to the other. The Company may provide any notice hereunder through electronic means, including through the Company’s equity plan administrator.

10.	Legal Requirements. If the listing, registration or qualification of Shares deliverable in respect of an RSU upon any Securities Exchange or any Applicable Requirement, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance of such Shares, the Company shall not be obligated to issue or deliver such Shares unless and until such Applicable Requirements shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on any Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered. The Committee may from time to time impose any other conditions on the Shares it deems necessary or advisable to ensure that Shares are issued and resold in compliance with the Securities Act of 1933, as amended.

11.	Grant of RSUs Not to Affect Service. The grant of the RSUs shall not confer upon Participant any right to continue as an employee of the Company or to serve in any other capacity for the Company or any Affiliate.

12.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

13.	Choice of Law; Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, SOLELY IF SUCH COURT DOES NOT HAVE JURISDICTION, IN THE STATE AND FEDERAL COURTS OF THE STATE OF DELAWARE PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING

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Simplicity Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SIMPLICITY ESPORTS AND GAMING COMPANY

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 22, 2020.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/simplicityesports/2020

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 7, AND "EVERY THREE YEARS" ON PROPOSAL 6.

Please mark your votes like this **X**

1. Election of Directors
   (1) Jed Kaplan
   (2) William H. Herrmann, Jr.
   (3) Max Hooper

   FOR all Nominees listed to the left ☐ WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above).

4. Approval of the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

5. Non-binding advisory vote on executive compensation. FOR ☐ AGAINST ☐ ABSTAIN ☐

6. Non-binding advisory vote on the frequency of executive compensation advisory votes. EVERY THREE YEARS ☐ EVERY TWO YEARS ☐ EVERY YEAR ☐ ABSTAIN ☐

7. Ratification of independent registered public accounting firm. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________, **2020**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Simplicity Proxy Card Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

To view the 2020 Proxy Statement, 2019 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/simplicityesports/2020

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SIMPLICITY ESPORTS AND GAMING COMPANY

The undersigned appoints Jed Kaplan and Roman Franklin, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Simplicity Esports and Gaming Company held of record by the undersigned at the close of business on May 20, 2020 at the Annual Meeting of Stockholders of Simplicity Esports and Gaming Company to be held on June 23, 2020, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2, 3, 4, 5 AND 7, FOR "EVERY THREE YEARS" ON PROPOSAL 6 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)